                                                                    Exhibit 10.1


-------------------------------------------------------------------------------



                               CREDIT AGREEMENT

                                     among

                              ACUSON CORPORATION

                                      and

                           THE LENDERS NAMED HEREIN

                                      and

                              ABN AMRO BANK N.V.,
                           as Agent for the Lenders

                                 April 9, 1999



-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                             Page
   SECTION I.       INTERPRETATION..........................    1
        1.01.   Definitions.................................    1
        1.02.   GAAP........................................   16
        1.03.   Headings....................................   17
        1.04.   Plural Terms................................   17
        1.05.   Time........................................   17
        1.06.   Governing Law...............................   17
        1.07.   Construction................................   17
        1.08.   Entire Agreement............................   17
        1.09.   Calculation of Interest and Fees............   17
        1.10.   Other Interpretive Provisions...............   17
  SECTION II.       CREDIT FACILITY.........................   18
        2.01.   Revolving Loans.............................   18
        2.02.   Notice of Borrowing.........................   18
        2.03.   Interest Rates..............................   19
        2.04.   LIBOR Loan Interest Periods.................   19
        2.05.   Scheduled Payments..........................   20
        2.06.   Purpose.....................................   20
        2.07.   Commitment Reductions, Etc..................   20
        2.08.   Fees........................................   21
        2.09.   Prepayments.................................   21
        2.10.   Other Payment Terms.........................   22
        2.11.   Notes and Interest Account..................   23
        2.12.   Loan Funding................................   23
        2.13.   Pro Rata Treatment..........................   24
        2.14.   Change of Circumstances.....................   25
        2.15.   Taxes on Payments...........................   27
        2.16.   Funding Loss Indemnification................   30
        2.17.   Replacement of Lenders......................   30
        2.18.   Maturity Date Extensions....................   30
 SECTION III.       CONDITIONS PRECEDENT....................   31

                               TABLE OF CONTENTS
                                  (contnued)

                                                             Page
        3.01.   Initial Conditions Precedent................   31
        3.02.   Conditions Precedent to Each Credit Event...   31
        3.03.   Covenant to Deliver.........................   31
  SECTION IV.       REPRESENTATIONS AND WARRANTIES..........   32
        4.01.   Borrower's Representations and Warranties...   32
        4.02.   Reaffirmation...............................   36
   SECTION V.       COVENANTS...............................   36
        5.01.   Affirmative Covenants.......................   36
        5.02.   Negative Covenants..........................   39
        5.03.   Financial Covenants.........................   46
  SECTION VI.       DEFAULT.................................   47
        6.01.   Events of Default...........................   47
        6.02.   Remedies....................................   49
 SECTION VII.       THE AGENT AND RELATIONS AMONG LENDERS...   49
        7.01.   Appointment, Powers and Immunities..........   49
        7.02.   Reliance by Agent...........................   50
        7.03.   Defaults....................................   50
        7.04.   Indemnification.............................   50
        7.05.   Non-Reliance................................   51
        7.06.   Resignation or Removal of Agent.............   51
        7.07.   Authorization...............................   51
        7.08.   Agent in its Individual Capacity............   52
SECTION VIII.       MISCELLANEOUS...........................   52
        8.01.   Notices.....................................   52
        8.02.   Expenses....................................   53
        8.03.   Indemnification.............................   54
        8.04.   Waivers; Amendments.........................   54
        8.05.   Successors and Assigns......................   55
        8.06.   Setoff; Security Interest...................   58
        8.07.   No Third Party Rights.......................   58
        8.08.   Partial Invalidity..........................   58

                               TABLE OF CONTENTS
                                  (continued)

                                                             Page
        8.09.   Jury Trial..................................   58
        8.10.   Counterparts................................   58
        8.11.   Confidentiality.............................   59

SCHEDULES

     I          Lenders
     1.01       Pricing Grid
     3.01       Initial Conditions Precedent
     4.01(p)    Borrower's Subsidiaries
     5.02(a)    Existing Indebtedness
     5.02(b)    Existing Liens
     5.02(e)    Existing Investments


EXHIBITS

     A          Notice of Borrowing
     B          Notice of Interest Period Selection
     C          Note
     D          Investment Policy
     E          Assignment Agreement
     F          Confidentiality Letter

Acuson Corporation
------------------------------------------------------------------------------

                               CREDIT AGREEMENT
                               ----------------

     THIS CREDIT AGREEMENT, dated as of April 9, 1999, is entered into by and among:

               (1) ACUSON CORPORATION, a Delaware corporation ("Borrower");
                                                                --------

               (2) Each of the financial institutions from time to time listed in Schedule I hereto, as amended from time to time (such financial
        ----------
     institutions to be referred to herein collectively as the "Lenders"); and
                                                                -------

               (3) ABN AMRO BANK N.V., acting through its San Francisco International Branch, as agent for the Lenders (in such capacity, "Agent").
                                                                        -----


                                   RECITALS
                                   --------

     A. Borrower has requested the Lenders to provide a revolving credit facility to Borrower.

     B. The Lenders are willing to provide such credit facility upon the terms and subject to the conditions set forth herein.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION I.  INTERPRETATION
----------  --------------

     1.01.  Definitions.  Unless otherwise indicated in this Agreement or any
            -----------
other Credit Document, each term set forth below, when used in this Agreement or any other Credit Document, shall have the respective meaning given to that term below or in the provision of this Agreement or other document, instrument or agreement referenced below.

               "Affiliate" shall mean, with respect to any Person, (a) each
                ---------
     Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5%) or more of any class of Equity Securities of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's officers, directors, joint venturers and partners; provided, however, that in no case
                                              --------  -------
     shall Agent or any Lender be deemed to be an Affiliate of Borrower or any of its Subsidiaries for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

               "Agent" shall have the meaning given to that term in clause (3)
                -----                                               ----------
     of the introductory paragraph hereof.
     -----------------------------

               "Agent's Fee Letter" shall mean the letter agreement dated as of
                ------------------
     March 16, 1999, between Borrower and Agent.

               "Agreement" shall mean this Credit Agreement.
                ---------

               "Applicable Lending Office" shall mean, with respect to any
                -------------------------
     Lender, (a) initially, its office designated as such in Schedule I (or, in
                                                             ----------
     the case of any Lender which becomes a Lender by an assignment pursuant to

     Subparagraph 8.05(c), its office designated as such in the applicable
     --------------------
     Assignment Agreement) and (b) subsequently, such other office or offices as such Lender may designate to Agent as the office at which such Lender's Loans will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Lender's Loans will thereafter be made.

               "Applicable Margin" shall mean:
                -----------------

               (a) With respect to any Base Rate Loan, zero percent (0%); and

               (b) With respect to any LIBOR Loan at any time, the per annum margin which is determined pursuant to the Pricing Grid and added to the LIBO Rate for such Loan;

     provided, however, that each Applicable Margin set forth in subparagraphs
     --------  -------                                           -------------
     (a) and (b) of this definition shall be increased by two percent (2.0%)
     ------------------------------
     immediately upon the occurrence of any Event of Default described in

     Subparagraph 6.01(a), 6.01(e), 6.01(f), 6.01(g) or 6.01(k) or upon receipt
     ----------------------------------------------------------
     of written notice from Agent after the occurrence of any other Event of Default and shall continue at such increased rate unless and until such Event of Default is waived in accordance with this Agreement.

               "Assignee Lender" shall have the meaning given to that term in
                ---------------
     Subparagraph 8.05(c).
     --------------------

               "Assignment" shall have the meaning given to that term in
                ----------
     Subparagraph 8.05(c).
     --------------------

               "Assignment Agreement" shall have the meaning given to that term
                --------------------
     in Subparagraph 8.05(c).
        --------------------

               "Assignment Effective Date" shall have, with respect to each
                -------------------------
     Assignment Agreement, the meaning set forth therein.

               "Assignor Lender" shall have the meaning given to that term in
                ---------------
     Subparagraph 8.05(c).
     --------------------

               "Base Rate" shall mean, on any day, the greater of (a) the Prime
                ---------
     Rate in effect on such date and (b) the Federal Funds Rate for such day plus one-half percent (0.50%).
     ----

               "Base Rate Loan" shall mean, at any time, a Loan which then bears
                --------------
     interest as provided in Subparagraph 2.03(a).
                             --------------------

               "Borrower" shall have the meaning given to that term in clause
                --------                                               ------
     (1) of the introductory paragraph hereof.
     ---------------------------------

               "Borrowing" shall mean a borrowing by Borrower consisting of the
                ---------
     Loans made by each of the Lenders on the same date and of the same Type pursuant to a single Notice of Borrowing.

               "Business Day" shall mean any day on which (a) commercial banks
                ------------
     are not authorized or required to close in San Francisco, California or New York, New York and (b) if such Business Day is related to a LIBOR Loan, dealings in Dollar deposits are carried out in the London interbank market.

               "Capital Adequacy Requirement" shall have the meaning given to
                ----------------------------
     that term in Subparagraph 2.14(d).
                  --------------------

               "Capital Leases" shall mean any and all lease obligations that,
                --------------
     in accordance with GAAP, are required to be capitalized on the books of a lessee.

               "Cash Equivalents" shall mean:
                ----------------

               (a) Direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America or obligations of any agency of the United States of America to the extent such obligations are backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;

               (b) Certificates of deposit maturing within one year from the date of acquisition thereof issued by a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Lender, provided that (A) such deposits are denominated in Dollars, (B) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000 and (C) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc.;

               (c) Open market commercial paper maturing within 270 days from the date of acquisition thereof issued by a corporation organized under the laws of the United States of America or a state thereof, provided such commercial paper is rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc.; and

               (d) Any repurchase agreement entered into with a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Lender, provided that (A) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000, (B) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc., (C) the repurchase obligations of such bank or trust company under such repurchase agreement are fully secured by a perfected security interest in a security or instrument of the type described in clause (a), (b) or (c)
                                                          ----------------------
          above and (D) such security or instrument so securing the repurchase obligations has a fair market value at the time such repurchase agreement is entered into of not less than 100% of such repurchase obligations.

               "Change of Control" shall mean, with respect to Borrower, the
                -----------------
     acquisition by any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but exclusive of the holdings of any person who is a director of Borrower on the date of this Agreement and exclusive of the holdings of any person or group of persons which has reported or may report on Schedule 13G under the Exchange Act and has not ceased to be eligible to report on Schedule 13G pursuant to Rule 13d-1 of the Exchange Act) of (i) beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of twenty-five percent (25%) or more of the outstanding Equity Securities of Borrower entitled to vote for members of the board of directors, or (ii) all or substantially all of the assets of Borrower and its Subsidiaries taken as a whole.

               "Change of Law" shall have the meaning given to that term in
                -------------
     Subparagraph 2.14(b).
     --------------------

               "Closing Date" shall mean the date, not later than April 9, 1999,
                ------------
     designated by Borrower in the initial Notice of Borrowing as the date for the initial Borrowing hereunder.

               "Commitment" shall mean, with respect to any Lender at any time,
                ----------
     such Lender's Proportionate Share at such time of the Total Commitment at such time.

               "Commitment Fee Percentage" shall mean, with respect to the
                -------------------------
     Unused Commitment at any time, the per annum rate which is determined pursuant to the Pricing Grid and used to calculate the Commitment Fees.

               "Commitment Fees" shall have the meaning given to that term in
                ---------------
     Subparagraph 2.08(c).
     --------------------

               "Compliance Certificate" shall have the meaning given to that
                ----------------------
     term in Subparagraph 5.01(a).
             --------------------

               "Contingent Obligation" shall mean, with respect to any Person,
                ---------------------
     (a) any Guaranty Obligation of that Person; and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person (i) in respect of any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments, (ii) as a partner or joint venturer in any partnership or joint venture, (iii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (iv) in respect to any Rate Contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to item (b)(iv) of this definition be marked to market on a current
                ------------
     basis.

               "Contractual Obligation" of any Person shall mean, any indenture,
                ----------------------
     note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

               "Credit Documents" shall mean and include this Agreement, the
                ----------------
     Notes and the Agent's Fee Letter; all other documents, instruments and agreements delivered to Agent or any Lender pursuant to Paragraph 3.01; and
                                                             --------------
     all other documents, instruments and agreements delivered by Borrower or any of its Subsidiaries to Agent or any Lender in connection with this Agreement on or after the date of this Agreement.

               "Credit Event" shall mean the making of any Loan or the selection
                ------------
     of a new Interest Period for any LIBOR Loan.

               "Current Ratio" shall mean, with respect to Borrower at any time,
                -------------
     the ratio, determined on a consolidated basis in accordance with GAAP, of:

               (a) The current assets of Borrower and its Subsidiaries at such time;

                                       to
                                       --

               (b) The sum (without duplication) of (i) the current liabilities of Borrower and its Subsidiaries at such time plus (ii) the outstanding principal amount of the Loans at such time.

               "Default" shall mean an Event of Default or any event or
                -------
     circumstance not yet constituting an Event of Default which, with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

               "Defaulting Lender" shall mean (a) a Lender which has failed to
                -----------------
     fund its portion of any Borrowing which it is required to fund under this Agreement and has continued in such failure for three (3) Business Days after written notice from Agent or (b) a Lender for which a receiver or conservator has been appointed.

               "Disclosure Letter" shall mean the letter designated as such
                -----------------
     dated April 9, 1999 from Borrower to Agent.

               "Dollars" and "$" shall mean the lawful currency of the United
                -------       -
     States of America and, in relation to any payment under this Agreement, same day or immediately available funds.

               "EBIRT" shall mean, with respect to Borrower for any period, the
                -----
     sum, determined on a consolidated basis in accordance with GAAP, of the following:

               (a) The net income or net loss of Borrower and its Subsidiaries for such period before provision for income taxes;

                                      plus
                                      ----

               (b) The sum (to the extent deducted in calculating net income or loss in clause (a) above and without duplication) of (i) all Interest
                  ----------
          Expenses of Borrower and its Subsidiaries accruing during such period and (ii) all operating lease and "synthetic" lease payments of Borrower and its Subsidiaries accruing during such period.

               "EBITDA" shall mean, with respect to Borrower for any period, the
                ------
     sum, determined on a consolidated basis in accordance with GAAP, of the following:

               (a) The net income or net loss of Borrower and its Subsidiaries for such period before provision for income taxes;

                                      plus
                                      ----

               (b) The sum (to the extent deducted in calculating net income or loss in clause (a) above) of (i) all Interest Expenses of Borrower and
                  ----------
          its Subsidiaries
          accruing during such period and (ii) all depreciation and amortization expenses of Borrower and its Subsidiaries accruing during such period.

               "Eligible Assignee" shall mean (a) a commercial bank organized
                -----------------
     under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; or (c) a Person that is primarily engaged in the business of commercial banking and that is
     (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary.

               "Employee Benefit Plan" shall mean any employee benefit plan
                ---------------------
     within the meaning of section 3(3) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

               "Environmental Laws" shall mean the Clean Air Act, 42 U.S.C.
                ------------------
     Section 7401 et seq.; the Federal Water Pollution Control Act, 33 U.S.C.
                  ------
     Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976,
                  ------
     42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response,
                            ------
     Compensation and Liability Act of 1980 (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.;
                                                                        ------
     the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the
                                                              ------
     Occupational Safety and Health Act, 29 U.S.C. Section 651; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001

     et seq.; the Mine Safety and Health Act of 1977, 30 U.S.C. Section 801 et
     ------                                                                 --
     seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all
     ---                                                       ------
     other Governmental Rules relating to the protection of human health and the environment, including all Governmental Rules pertaining to reporting, licensing, permitting, transportation, storage, disposal, investigation, and remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials.

               "Equity Securities" of any Person shall mean (a) all common
                -----------------
     stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

               "ERISA" shall mean the Employee Retirement Income Security Act of
                -----
     1974, as the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.

               "ERISA Affiliate" shall mean any Person which is treated as a
                ---------------
     single employer with Borrower under Section 414 of the IRC.

               "Event of Default" shall have the meaning given to that term in
                ----------------
     Paragraph 6.01.
     --------------

               "Federal Funds Rate" shall mean, for any day, the rate per annum
                ------------------
     set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor publication, "H.15 (519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day, such rate is not yet published in H.15 (519), the rate for such day shall be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate". If on any relevant day, such rate is not yet published in either H.15 (519) or the Composite 3:30 p.m. Quotations, the rate for such day shall be the arithmetic means, as determined by Agent, of the rates quoted to Agent for such day by three (3) Federal funds brokers of recognized standing selected by Agent.

               "Federal Reserve Board" shall mean the Board of Governors of the
                ---------------------
     Federal Reserve System.

               "Financial Statements" shall mean, with respect to any accounting
                --------------------
     period for any Person, statements of income and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

               "Fixed Charge Coverage Ratio" shall mean, with respect to
                ---------------------------
     Borrower for any date of determination, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) EBIRT of Borrower and its Subsidiaries for such period to (b) the Fixed Charges of Borrower and its Subsidiaries for such period.

               "Fixed Charges" shall mean with respect to Borrower, the sum
                -------------
     (without duplication), determined on a consolidated basis in accordance with GAAP, of (a) all interest payments on all Funded Indebtedness paid or scheduled to be paid by Borrower and its Subsidiaries during the four fiscal-quarter period next preceding the date of determination, plus (b)
                                                                     ----
     all principal on Funded Indebtedness scheduled to be repaid during the next succeeding four fiscal-quarter period by Borrower and its Subsidiaries,

     plus (c) all payments on operating leases and "synthetic" leases paid or
     ----
     scheduled to be paid by such Person and its Subsidiaries during the four fiscal-quarter period next preceding the date of determination.

               "Funded Indebtedness" of any Person shall mean, without
                -------------------
     duplication:

               (a) All obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

               (b) All obligations of such Person for the deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price and obligations under "synthetic" leases), other than trade payables incurred by such Person in the ordinary course of its business on ordinary terms and not overdue;

               (c) All obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property); and

               (d) All obligations of such Person as lessee under or with respect to Capital Leases.

               "Funded Indebtedness/EBITDA Ratio" shall mean, with respect to
                --------------------------------
     Borrower for any date of determination, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) the Funded Indebtedness of Borrower and its Subsidiaries as of such date to (b) the EBITDA of Borrower and its Subsidiaries for the four fiscal-quarter period next preceding such date.

               "GAAP" shall mean generally accepted accounting principles and
                ----
     practices as in effect in the United States of America from time to time, consistently applied.

               "Governmental Authority" shall mean any domestic or foreign
                ----------------------
     national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

               "Governmental Charges" shall mean, with respect to any Person,
                --------------------
     all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its property or otherwise payable by such Person.

               "Governmental Rule" shall mean any law, rule, regulation,
                -----------------
     ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

               "Guaranty Obligation" shall mean, with respect to any Person, any
                -------------------
     direct or indirect liability of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

               "Hazardous Materials" shall mean all materials, substances and
                -------------------
     wastes which are classified or regulated as "hazardous," "toxic" or similar descriptions under any Environmental Law or which are hazardous, toxic, harmful or dangerous to human health.

               "Indebtedness" of any Person shall mean, without duplication:
                ------------

               (a) All obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

               (b) All obligations of such Person for the deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price and obligations under "synthetic" leases);

               (c) All obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property);

               (d) All obligations of such Person as lessee under or with respect to Capital Leases;

               (e) All non-contingent payment or reimbursement obligations of such Person under or with respect to Surety Instruments;

               (f) All net obligations of such Person, contingent or otherwise, under or with respect to Rate Contracts;

               (g) All Guaranty Obligations of such Person with respect to the obligations of other Persons of the types described in clauses (a) -
                                                                 -------------
          (f) above and all other Contingent Obligations of such Person; and
          ---

               (h) All obligations of other Persons of the types described in clauses (a) - (f) above to the extent secured by (or for which any
          -----------------
          holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien in any property (including accounts and contract rights) of such Person, even though such Person has not assumed or become liable for the payment of such obligations.

               "Indemnitee" shall have the meaning given to that term in
                ----------
     Paragraph 8.03.
     --------------

               "Interest Account" shall have the meaning given to that term in
                ----------------
     Subparagraph 2.11(b).
     --------------------

               "Interest Expenses" shall mean, with respect to any Person for
                -----------------
     any period, the sum, determined on a consolidated basis in accordance with GAAP, of (a) all interest accruing on the Indebtedness of such Person during such period (including, without limitation, interest attributable to Capital Leases) plus (b) all letter of credit fees payable by such Person
                     ----
     accruing during such period.

               "Interest Period" shall mean, with respect to any LIBOR Loan, the
                ---------------
     time period selected by Borrower pursuant to Subparagraph 2.02(c) which
                                                  --------------------
     commences on the first day of such Loan and ends on the last day of such time period, and thereafter, each subsequent time period selected by Borrower pursuant to Subparagraph 2.04(b) which commences on the last day
                          --------------------
     of the immediately preceding time period and ends on the last day of that time period.

               "Investment" of any Person shall mean any loan or advance of
                ----------
     funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including any Guaranty Obligations of such Person and any indebtedness of such Person of the type described in clause
                                                                         ------
     (h) of the definition of "Indebtedness" on behalf of any other Person);
     ---
     provided, however, that Investments shall not include (a) accounts
     --------  -------
     receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales of inventory and the rendering of services in the ordinary course of such Person's business or (b) prepaid expenses of such Person incurred and prepaid in the ordinary course of business.

               "IRC" shall mean the Internal Revenue Code of 1986, as amended
                ---
     from time to time.

               "Lenders" shall have the meaning given to that term in clause (2)
                -------                                               ----------
     of the introductory paragraph hereof.
     ------------------------------------

               "LIBO Rate" shall mean, with respect to any Interest Period for
                ---------
     the Loans in any Borrowing consisting of LIBOR Loans, a rate per annum equal to the quotient of (a) the arithmetic mean (rounded upward if necessary to the nearest 1/16 of one percent) of the rates per annum appearing on Telerate Page 3750 (or any successor publication) on the second Business Day prior to the first day of such Interest Period at or about 11:00 a.m. (London time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period, divided by
                                                                     ----------
     (b) one minus the Reserve Requirement for such Loans in effect from time to time. If for any reason rates are not available as provided in clause (a)
                                                                     ----------
     of the preceding sentence, the rate to be used in clause (a) shall be, at
                                                       ----------
     the Agent's discretion, (i) the rate per annum at which Dollar deposits are offered to Agent in the London interbank eurodollar currency market or (ii) the rate at which Dollar deposits are offered to Agent in, or by Agent to major banks in, any offshore interbank eurodollar market selected by Agent, in each case on the second Business Day prior to the commencement of such Interest Period at or about 10:00 a.m. (New York time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period and in an amount approximately equal to the amount of the Loan to be made or funded by Agent as part of such Borrowing. The LIBO Rate shall be adjusted automatically as to all LIBOR Loans then outstanding as of the effective date of any change in the Reserve Requirement.

               "LIBOR Loan" shall mean, at any time, a Loan which then bears
                ----------
     interest as provided in Subparagraph 2.03(b).
                             --------------------

               "Lien" shall mean, with respect to any property, any security
                ----
     interest, mortgage, pledge, lien, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, Capital Lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction (other than the filing of a cautionary lessor financing statement against a lessee covering the property subject to a true lease).

               "Loan" shall have the meaning given to that term in Paragraph
                ----                                               ---------
     2.01.
     ----

               "Margin Period" shall mean (a) the period commencing on the date
                -------------
     of this Agreement and ending on May 31, 1999, (b) the three-calendar month period commencing June 1, 1999 and ending August 31, 1999 and (c) each consecutive three-calendar month period thereafter which commences on the day following the last day of the immediately preceding three-calendar month period and ends on the last day of that time period.

               "Margin Stock" shall have the meaning given to that term in
                ------------
     Regulation U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

               "Material Adverse Effect" shall mean a material adverse effect on
                -----------------------
     (a) the business, assets, operations or financial or other condition of Borrower and its Subsidiaries, taken as a whole; (b) the ability of Borrower to pay or perform the Obligations in accordance with the terms of this Agreement and the other Credit Documents; or (c) the rights and remedies of Agent or any Lender under this Agreement, the other Credit Documents or any related document, instrument or agreement.

               "maturity" shall mean, with respect to any Loan, interest, fee or
                --------
     other amount payable by Borrower under this Agreement or the other Credit Documents, the date such Loan, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

               "Maturity Date" shall mean April 7, 2000 or, if such date is
                -------------
     extended from time to time pursuant to Paragraph 2.18, any later date to
                                            --------------
     which so extended.

               "Multiemployer Plan" shall mean any multiemployer plan within the
                ------------------
     meaning of section 3(37) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate.

               "Net Proceeds" shall mean, with respect to any sale or issuance
                ------------
     of any Equity Security by any Person, the aggregate consideration received by such Person from such sale or issuance less the sum of the actual amount
                                               ----
     of the reasonable fees and commissions payable to Persons other than such Person or any Affiliate of such Person, the reasonable legal expenses and the other reasonable costs and expenses directly related to such sale or issuance that are to be paid by such Person.

               "Note" shall have the meaning given to that term in Subparagraph
                ----                                               ------------
     2.11(a).
     -------

               "Note Purchase Agreement" shall mean that certain Note Purchase
                -----------------------
     Agreement, dated as of the date hereof, between Borrower and each of the Purchasers (as set forth and defined therein).

               "Notice of Borrowing" shall have the meaning given to that term
                -------------------
     in Paragraph 2.02.
        --------------

               "Notice of Interest Period Selection" shall have the meaning
                -----------------------------------
     given to that term in Subparagraph 2.04(b).
                           --------------------

               "Obligations" shall mean and include, with respect to Borrower,
                -----------
     all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by Borrower to Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or any of the other Credit Documents, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower hereunder or thereunder.

               "Participant" shall have the meaning given to that term in
                -----------
     Subparagraph 8.05(b).
     --------------------

               "Participation Fees" shall have the meaning given to that term in
                ------------------
     Subparagraph 2.08(b)
     --------------------

               "PBGC" shall mean the Pension Benefit Guaranty Corporation, or
                ----
     any successor thereto.

               "Permitted Indebtedness" shall have the meaning given to that
                ----------------------
     term in Subparagraph 5.02(a).
             --------------------

               "Permitted Liens" shall have the meaning given to that term in
                ---------------
     Subparagraph 5.02(b).
     --------------------

               "Person" shall mean and include an individual, a partnership, a
                ------
     corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a Governmental Authority.

               "Pricing Grid" shall mean Schedule 1.01.
                ------------             -------------

               "Prime Rate" shall mean the per annum rate publicly announced by
                ----------
     Agent from time to time at its Chicago office as its prime rate. The Prime Rate is determined by Agent from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Agent at any given time for any particular class of customers or credit extensions. Any change in the Base Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

               "Prior Credit Agreement" shall have the meaning given to that
                ----------------------
     term in Subparagraph 2.06.
             -----------------

               "Private Placement Notes" shall mean collectively (a) those
                -----------------------
     certain promissory notes issued by Borrower on the date of this Agreement pursuant to the Note Purchase Agreement in an aggregate amount of $75,000,000 which have a final maturity date

     (subject to amortization) of April 9, 2006 and a blended per annum interest rate of 6.58%, and (b) any additional promissory notes issued by Borrower during the term of this Agreement pursuant to the Note Purchase Agreement in an aggregate amount of up to $25,000,000 which have a maturity date of not more than ten (10) years after their date of issuance and an annual interest rate of not more than eight percent (8%).

               "Proportionate Share" shall mean, with respect to each Lender,
                -------------------
     the percentage set forth under the caption "Proportionate Share" opposite such Lender's name on Schedule I, or, if changed, such percentage as may be
                           ----------
     set forth for such Lender in the Register.

               "Rate Contracts" shall mean swap agreements (as that term is
                --------------
     defined in Section 101 of the Federal Bankruptcy Reform Act of 1978, as amended) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

               "Register" shall have the meaning given to that term in
                --------
     Subparagraph 8.05(d).
     --------------------

               "Reportable Event" shall have the meaning given to that term in
                ----------------
     ERISA and applicable regulations thereunder.

               "Required Lenders" shall mean (a) at any time Loans are
                ----------------
     outstanding, Lenders holding more than sixty percent (60%) of the aggregate principal amount of such Loans and (b) at any time no Loans are outstanding, Lenders whose Proportionate Shares exceed sixty percent (60%).

               "Requirement of Law" applicable to any Person shall mean (a) the
                ------------------
     Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person or (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

               "Reserve Requirement" shall mean, with respect to any day in an
                -------------------
     Interest Period for a LIBOR Loan, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on Lender by any Governmental Authority.

               "Solvent" shall mean, with respect to any Person on any date,
                -------
     that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

               "Subsidiary" of any Person shall mean (a) any corporation of
                ----------
     which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries,
     (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries or (c) any other Person included in the Financial Statements of such Person on a consolidated basis.

               "Surety Instruments" shall mean all letters of credit (including
                ------------------
     standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

               "Tangible Net Worth" shall mean, with respect to any Person at
                ------------------
     any time, the remainder at such time, determined on a consolidated basis in accordance with GAAP, of (a) the total assets of such Person and its Subsidiaries, minus (b) the sum (without limitation and without duplication of deductions) of (i) the total liabilities of such Person and its Subsidiaries, (ii) all reserves established by such Person and its Subsidiaries for anticipated losses and expenses (to the extent not deducted in calculating total assets in clause (a) above) and (iii) all
                                             ----------
     intangible assets of such Person and its Subsidiaries (to the extent included in calculating total assets in clause (a) above), including,
                                             ----------
     without limitation, goodwill (including any amounts, however designated on the balance sheet, representing the cost of acquisition of businesses and investments in excess of underlying tangible assets), trademarks, trademark rights, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt discount, marketing expenses, organizational expenses, non-compete agreements and deferred research and development.

               "Taxes" shall have the meaning given to such term in Subparagraph
                -----                                               ------------
     2.15(a).
     -------

               "Total Commitment" shall mean, at any time, Forty Million Dollars
                ----------------
     ($40,000,000) or, if such amount is reduced pursuant to Subparagraph
                                                             ------------
     2.07(a), the amount to which so reduced and in effect at such time.
     -------

               "Type" shall mean, with respect to any Loan or Borrowing at any
                ----
     time, the classification of such Loan or Borrowing by the type of interest rate it then bears, whether an interest rate based upon the Base Rate or the LIBO Rate.

               "Unused Commitment" shall mean, at any time, the remainder of (a)
                -----------------
     the Total Commitment at such time minus (b) the aggregate principal amount of all Loans outstanding at such time.

     1.02.  GAAP.  Unless otherwise indicated in this Agreement or any other
            ----
Credit Document, all accounting terms used in this Agreement or any other Credit Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP. If GAAP changes during the term of this Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, Borrower, the Lenders and Agent agree to negotiate in good faith to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP;

provided, however, that, until Borrower, the Lenders and Agent so amend this
--------  -------
Agreement, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

     1.03.  Headings.  Headings in this Agreement and each of the other Credit
            --------
Documents are for convenience of reference only and are not part of the substance hereof or thereof.

     1.04.  Plural Terms.  All terms defined in this Agreement or any other
            ------------
Credit Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

     1.05.  Time.  All references in this Agreement and each of the other Credit
            ----
Documents to a time of day shall mean New York, New York time, unless otherwise indicated.

     1.06.  Governing Law.  This Agreement and each of the other Credit
            -------------
Documents (unless otherwise provided in such other Credit Documents) shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

     1.07.  Construction.  This Agreement is the result of negotiations among,
            ------------
and has been reviewed by, Borrower, each Lender, Agent and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower, any Lender or Agent.

     1.08.  Entire Agreement.  This Agreement and each of the other Credit
            ----------------
Documents, taken together, constitute and contain the entire agreement of Borrower, the Lenders and Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof (including the commitment letter dated as of March 16, 1999 between Borrower and ABN AMRO Bank N.V.).

     1.09.  Calculation of Interest and Fees.  All calculations of interest and
            --------------------------------
fees under this Agreement and the other Credit Documents for any period (a) shall include the first day of such period and exclude the last day of such period and (b) shall be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period any Loan bears interest based upon the Prime Rate, such interest shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

     1.10.  Other Interpretive Provisions.  References in this Agreement to
            -----------------------------
"Recitals," "Sections," "Paragraphs," "Subparagraphs," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement and each of the other Credit Documents to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. References in this Agreement and each of the other Credit Documents to any statue or other law
(i) shall include any successor statue or law, (ii) shall include all rules and regulations promulgated under such statue or law (or any successor statue or law), and (iii) shall mean such statue or law (or successor statue or law) and such rules and regulations, as amended, modified, codified or reenacted from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Credit Document shall refer to this Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Credit Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Credit Document shall not be construed to be limiting or exclusive. In the event of any inconsistency between the terms of this Agreement and the terms of any other Credit Document, the terms of this Agreement shall govern.

SECTION II.  CREDIT FACILITY.
-----------  ---------------

     2.01.  Revolving Loans. Subject to the terms and conditions of this
            ---------------
Agreement, each Lender severally agrees to advance to Borrower from time to time during the period beginning on the Closing Date and ending on the Maturity Date such loans as Borrower may request under this Section II (individually, a
                                              ----------
"Loan"); provided, however, that the aggregate principal amount of all Loans
 ----    --------  -------
outstanding at any time shall not exceed the Total Commitment at such time. All Loans shall be made on a pro rata basis by the Lenders in accordance with their respective Proportionate Shares, with each Borrowing to be comprised of a Loan by each Lender equal to such Lender's Proportionate Share of such Borrowing. Except as otherwise provided herein, Borrower may borrow, repay and reborrow Loans until the Maturity Date.

     2.02.  Notice of Borrowing.  Borrower shall request each Borrowing by
            -------------------
delivering to Agent an irrevocable written notice in the form of Exhibit A,
                                                                 ---------
appropriately completed (a "Notice of Borrowing"), which specifies, among other
                            -------------------
things:

               (a) Amount.  The principal amount of the requested Borrowing,
                   ------
     which shall be in the amount of (i) $1,000,000 or an integral multiple of $100,000 in excess thereof in the case of a Borrowing consisting of Base Rate Loans; or (ii) $2,000,000 or an integral multiple of $1,000,000 in excess thereof in the case of a Borrowing consisting of LIBOR Loans;

               (b) Type.  Whether the requested Borrowing is to consist of Base
                   ----
     Rate Loans or LIBOR Loans;

               (c) Interest Period.  If the requested Borrowing is to consist of
                   ---------------
     LIBOR Loans, the initial Interest Period selected by Borrower for such Loans in accordance with Subparagraph 2.04(a); and
                              --------------------

               (d) Date.  The date of the requested Borrowing, which shall be a
                   ----
     Business Day.

Borrower shall give each Notice of Borrowing to Agent at least three (3) Business Days before the date of the requested Borrowing in the case of a Borrowing consisting of LIBOR Loans and at least one (1) Business Day before the date of the requested Borrowing in the case of a Borrowing consisting of Base Rate Loans. Each Notice of Borrowing shall be delivered by first-class mail or facsimile to Agent at the office or facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly
             --------------  --------  -------
deliver to Agent the original of any Notice of Borrowing initially delivered by facsimile. Agent shall promptly notify each Lender of the contents of each Notice of Borrowing and of the amount and Type of (and, if applicable, the Interest Period for) each Loan to be made by such Lender as part of the requested Borrowing.

     2.03.  Interest Rates.  Borrower shall pay interest on the unpaid principal
            --------------
amount of each Loan from the date of such Loan until the maturity thereof, at one of the following rates per annum:

        (a) Base Rate Loans.  During such periods as such Loan is a Base Rate
            ---------------
     Loan, at a rate per annum equal to the Base Rate plus the Applicable
                                                      ----
     Margin therefor, such rate to change from time to time as the Applicable Margin or Base Rate shall change; and

        (b) LIBOR Loans.  During such periods as such Loan is a LIBOR
            -----------
     Loan, at a rate per annum equal at all times during each Interest Period for such LIBOR Loan to the LIBO Rate for such Interest Period plus the
                                                                   ----
     Applicable Margin for such Loan (or in the case of any LIBOR Loan having an Interest Period of less than one (1) month, the then applicable Rate for one (1) month LIBOR Loans available on such date plus the Applicable Margin for such Loan), such rate to change from time to time during such Interest Period as the Applicable Margin shall change. (The Applicable Margins for LIBOR Loans shall be determined as provided in the Pricing Grid and may change for each Margin Period.)

All Loans in each Borrowing shall, at any given time prior to maturity, bear interest at one, and only one, of the above rates.

     2.04.  LIBOR Loan Interest Periods.
            ---------------------------

        (a) Terms.  The initial and each subsequent Interest Period
            -----
     selected by Borrower for a LIBOR Loan shall be one (1), two (2), three (3) or six (6) months (or with the consent of each Lender from time to time, any period of days seven (7) or greater but less than one (1) month);

     provided, however, that (i) any Interest Period which would otherwise end
     --------  -------
     on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (ii) any Interest Period (other than an Interest Period which is less than one (1) month) which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (iii) no Interest Period shall end after the Maturity Date.

        (b) Notice of Interest Period Selection.  Borrower shall notify
            -----------------------------------
     Agent by an irrevocable written notice in the form of Exhibit B,
                                                           ---------
     appropriately completed (a "Notice of Interest Period Selection"), at least
                                 -----------------------------------
     three (3) Business Days prior to the last day of each Interest Period for LIBOR Loans of the Interest Period selected by Borrower for the next succeeding Interest Period for such Loans. Each Notice of Interest Period Selection shall be given by first-class mail or facsimile to the office or the facsimile number and during the hours specified in Paragraph 8.01;
                                                            --------------
     provided, however, that Borrower shall promptly deliver to Agent the
     --------  -------
     original of any Notice of Interest Period Selection initially delivered by facsimile. If Borrower fails to notify Agent of the next Interest Period for LIBOR Loans in accordance with this Subparagraph 2.04(b), such Loans
                                             --------------------
     shall automatically convert to Base Rate Loans on the last day of the current Interest Period therefor.

     2.05.  Scheduled Payments.
            ------------------

        (a) Principal.  Borrower shall repay the principal amount of the
            ---------
     Loans on the Maturity Date.

        (b) Interest.  Borrower shall pay accrued interest on the unpaid
            --------
     principal amount of each Loan in arrears (i) in the case of a Base Rate Loan, on the last day in each calendar quarter, (ii) in the case of a LIBOR Loan, on the last day of each Interest Period therefor (and (A) if any such Interest Period is longer than three (3) months, every three (3) months, or
     (B) if any such Interest Period is shorter than one (1) month, every month); and (iii) in the case of all Loans, upon prepayment (to the extent thereof) and at maturity.

     2.06.  Purpose.  Borrower shall use the proceeds of the Loans, first, to
            -------
repay on the Closing Date all Indebtedness outstanding under the Credit Agreement dated as of March 28, 1997 among Borrower, the lending institutions party thereto and ABN AMRO Bank N.V. as agent for such lending institutions (as amended from time to time, the "Prior
                                                                        -----
Credit Agreement") and, thereafter, for Borrower's general corporate needs.
----------------

     2.07.    Commitment Reductions, Etc.
              --------------------------

          (a) Reduction or Cancellation of Commitments.  Borrower may, upon
              ----------------------------------------
     three (3) Business Days written notice to Agent, permanently reduce the Total Commitment by the amount of five million Dollars ($5,000,000) or an integral multiple of one million Dollars ($1,000,000) in excess thereof or cancel the Total Commitment in its entirety; provided, however, that:
                                                  -------- --------

               (i) Borrower may not reduce the Total Commitment prior to the Maturity Date, if, after giving effect to such reduction, the aggregate principal amount of all Loans then outstanding would exceed the Total Commitment; and

               (ii) Borrower may not cancel the Total Commitment prior to the Maturity Date, if, after giving effect to such cancellation, any Loan would then remain outstanding.

          (b) Effect of Commitment Reductions.  From the effective date of
              -------------------------------
     any reduction of the Total Commitment, the Commitment Fees payable pursuant to Subparagraph 2.08(c) shall be computed on the basis of the Total
        --------------------
     Commitment as so reduced. Once reduced or cancelled, the Total Commitment may not be increased or reinstated without the prior written consent of all Lenders. Any reduction of the Total Commitment pursuant to Subparagraph
                                                                 ------------
     2.07(a) shall be applied ratably to reduce each Lender's Commitment in
     -------
     accordance with clause (i) of Subparagraph 2.13(a).
                     ----------------------------------

     2.08.  Fees.
            ----

          (a) Agent's Fee.  Borrower shall pay to Agent, for its own
              -----------
     account, agent's fees and other compensation in the amounts and at the times set forth in the Agent's Fee Letter.

          (b) Participation Fees.  Borrower shall pay to Agent, for the
              ------------------
     ratable benefit of the Lenders as provided in this Subparagraph 2.04(b),
                                                        --------------------
     nonrefundable participation fees (the "Participation Fees") in amounts
                                            ------------------
     equal to five one hundredths of one percent (.05%) of such Lender's Proportionate Share of the Total Commitment on the Closing Date.

          (c) Commitment Fees.  Borrower shall pay to Agent, for the
              ---------------
     ratable benefit of the Lenders as provided in clause (iv) of Subparagraph
                                                   ---------------------------
     2.13(a), commitment fees (the "Commitment Fees") equal to the Commitment
     -------                        ---------------
     Fee Percentage on the daily average Unused Commitment for the period beginning on the date of this Agreement and ending on the Maturity Date. (The Commitment Fee Percentage shall be determined as provided in the Pricing Grid and may change for each Margin Period.) Borrower shall pay the Commitment Fees in arrears on the last day in each March, June, September and

     December (commencing June 30, 1999) and on the Maturity Date (or if the Total Commitment is cancelled on a date prior to the Maturity Date, on such prior date).

     2.09.    Prepayments.
              -----------

          (a) Terms of all Prepayments.  Upon the prepayment of any Loan
              ------------------------
     (whether such prepayment is an optional prepayment under Subparagraph
                                                              ------------
     2.09(b), a mandatory prepayment required by Subparagraph 2.09(c) or a
     -------                                     --------------------
     mandatory prepayment required by any other provision of this Agreement or the other Credit Documents, including, without limitation, a prepayment upon acceleration), Borrower shall pay to the Lender which made such Loan
     (i) all accrued interest to the date of such prepayment on the amount prepaid and (ii) if such prepayment is the prepayment of a LIBOR Loan on a day other than the last day of an Interest Period for such LIBOR Loan, all amounts payable to such Lender pursuant to Paragraph 2.16.
                                                --------------

          (b) Optional Prepayments.  At its option, Borrower may, upon
              --------------------
     three (3) Business Days notice to Agent, prepay the Loans in any Borrowing in part, in an aggregate principal amount of $2,000,000 or more, or in whole.

          (c) Mandatory Prepayments. If, at any time, the aggregate principal
              ---------------------
     amount of all Loans then outstanding exceeds the Total Commitment at such time, Borrower shall immediately prepay Loans in an aggregate principal amount equal to such excess.

     2.10.    Other Payment Terms.
              -------------------

          (a) Place and Manner.  Borrower shall make all payments due to
              ----------------
     each Lender or Agent hereunder by payments to Agent at Agent's office located at the address specified in Paragraph 8.01, with each payment due
                                         --------------
     to a Lender to be for the account of such Lender and such Lender's Applicable Lending Office. Borrower shall make all payments hereunder in lawful money of the United States and in same day or immediately available funds not later than 2:00 p.m. on the date due. Agent shall promptly disburse to each Lender each payment received by Agent for the account of such Lender.

          (b) Date.  Whenever any payment due hereunder shall fall due on a
              ----
     day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

          (c) Late Payments.  If any amounts required to be paid by
              -------------
     Borrower under this Agreement or the other Credit Documents (including, without limitation, principal or interest payable on any Loan, any fees or other amounts) remain unpaid after such amounts are due, Borrower shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate plus two percent (2.0%), such rate to change from time to time as the Base Rate shall change.

          (d) Application of Payments.  All payments hereunder shall be
              -----------------------
     applied first to unpaid fees, costs and expenses then due and payable under this Agreement or the other Credit Documents, second to accrued interest then due and payable under this Agreement or the other Credit Documents and finally to reduce the principal amount of outstanding Loans.

          (e) Failure to Pay Agent.  Unless Agent shall have received
              --------------------
     notice from Borrower at least one (1) Business Day prior to the date on which any payment is due to the Lenders hereunder that Borrower will not make such payment in full, Agent shall be entitled to assume that Borrower has made or will make such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be paid to the Lenders on such due date an amount equal to the amount then due such Lenders. If and to the extent Borrower shall not have so made such payment in full to Agent, each such Lender shall repay to Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to Agent, at (i) the Federal Funds Rate for the first three (3) days and (ii) the per annum rate applicable to Base Rate Loans thereafter. A certificate of Agent submitted to any Lender with respect to any amounts owing by such Lender under this Subparagraph 2.10(e)
                                                            --------------------
     shall be conclusive absent manifest error.

     2.11.    Notes and Interest Account.
              --------------------------

          (a) Notes.  The obligation of Borrower to repay the Loans made by
              -----
     each Lender and to pay interest thereon at the rates provided herein shall be evidenced by a promissory note in the form of Exhibit C (individually, a
                                                      ---------
     "Note") which Note shall be (i) payable to the order of such Lender, (ii)
      ----
     in the amount of such Lender's Commitment, (iii) dated the Closing Date and
     (iv) otherwise appropriately completed. Borrower authorizes each Lender to record on the schedule annexed to such Lender's Note the date and amount of each Loan made by such Lender and of each payment or prepayment of principal thereon made by Borrower, and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided,
                                                                 --------
     however, that any failure by a Lender to make any such notation shall not
     -------
     affect the Obligations. Borrower further authorizes each Lender to attach to and make a part of such Lender's Note continuations of the schedule attached thereto as necessary.

          (b) Interest Account.  Borrower authorizes Agent to record in an
              ----------------
     account or accounts maintained by Agent on its books (the "Interest
                                                                --------
     Account") (i) the interest rates applicable to all Loans and the effective dates of all changes thereto, (ii) the Interest Period for each LIBOR Loan,
     (iii) the date and amount of each principal and interest payment on each Loan and (iv) such other information as Agent may determine is necessary for the computation of interest payable by Borrower hereunder.

     2.12.    Loan Funding.
              ------------

          (a) Lender Funding and Disbursement to Borrower.  Each Lender
              -------------------------------------------
     shall, before 2:00 p.m. on the date of each Borrowing, make available to Agent at Agent's office specified in Paragraph 8.01, in same day or
                                          --------------
     immediately available funds, such Lender's Proportionate Share of such Borrowing. After Agent's receipt of such funds and upon satisfaction of the applicable conditions set forth in Section III, Agent shall promptly
                                            -----------
     disburse such funds to Borrower in same day or immediately available funds. Unless otherwise directed by Borrower, Agent shall disburse the proceeds of each Borrowing by disbursement to the account or accounts specified in the applicable Notice of Borrowing.

          (b) Lender Failure to Fund.  Unless Agent shall have received
              ----------------------
     notice from a Lender prior to the date of any Borrowing that such Lender will not make available to Agent such Lender's Proportionate Share of such Borrowing, Agent shall be entitled to assume that such Lender has made or will make such portion available to Agent on the date of such Borrowing in accordance with Subparagraph 2.12(a), and Agent may on such date, in
                     --------------------
     reliance upon such assumption, disburse or otherwise credit to Borrower a corresponding amount. If any Lender does not make the amount of its Proportionate Share of any Borrowing available to Agent on or prior to the date of such Borrowing, such Lender shall pay to Agent, on demand, interest which shall accrue on such amount from the date of such Borrowing until such amount is paid to Agent at rates equal to (i) the daily Federal Funds Rate during the period from the date of such Borrowing through the third Business Day thereafter and (ii) the rate applicable to Base Rate Loans thereafter. A certificate of Agent submitted to any Lender with respect to any amounts owing under this Subparagraph 2.12(b) shall be conclusive
                                  --------------------
     absent manifest error. If the amount of any Lender's Proportionate Share of any Borrowing is not paid to Agent by such Lender within three (3) Business Days after the date of such Borrowing, Borrower shall repay such amount to Agent, on demand, together with interest thereon, for each day from the date such amount was disbursed to Borrower until the date such amount is repaid to Agent, at the interest rate applicable at the time to the Loans comprising such Borrowing.

          (c) Lenders' Obligations Several.  The failure of any Lender to
              ----------------------------
     make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation hereunder to make its Loan on the date of such Borrowing, but no Lender shall be obligated in any way to make any Loan which another Lender has failed or refused to make or otherwise be in any way responsible for the failure or refusal of any other Lender to make any Loan required to be made by such other Lender on the date of any Borrowing.

     2.13.    Pro Rata Treatment.
              ------------------

          (a) Borrowings, Commitment Reductions, Etc.  Except as otherwise
              --------------------------------------
     provided herein:

               (i) Each Borrowing and reduction of the Total Commitment shall be made or shared among the Lenders pro rata according to their respective Proportionate Shares;

               (ii) Each payment of principal of Loans in any Borrowing shall be shared among the Lenders which made or funded the Loans in such Borrowing pro rata according to the respective unpaid principal amounts of such Loans so made or funded by such Lenders;

               (iii) Each payment of interest on Loans in any Borrowing shall be shared among the Lenders which made or funded the Loans in such Borrowing pro rata according to (A) the respective unpaid principal amounts of such Loans so made or funded by such Lenders and (B) the dates on which such Lenders so made or funded such Loans;

               (iv) Each payment of Commitment Fees shall be shared among the Lenders (except for Defaulting Lenders) pro rata according to (A) their respective Proportionate Shares and (B) in the case of each Lender which becomes a Lender hereunder after the date hereof, the date upon which such Lender so became a Lender;

               (v) Each payment of interest (other than interest on Loans) shall be shared among the Lenders and Agent owed the amount upon which such interest accrues pro rata according to (A) the respective amounts so owed such Lenders and Agent and (B) the dates on which such amounts became owing to such Lenders and Agent; and

               (vi) All other payments under this Agreement and the other Credit Documents shall be for the benefit of the Person or Persons specified.

            (b) Sharing of Payments, Etc.  If any Lender shall obtain any
                ------------------------
     payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Loans owed to it in excess of its ratable share of payments on account of such Loans obtained by all Lenders entitled to such payments, such Lender shall forthwith purchase from the other Lenders such participations in the Loans as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess
              --------  -------
     payment is thereafter recovered from such purchasing Lender, such purchase shall be rescinded and each other Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to
     (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this

     Subparagraph 2.13(b) may, to the fullest extent permitted by law, exercise
     --------------------
     all its rights of
     payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

     2.14.    Change of Circumstances.
              -----------------------

          (a) Inability to Determine Rates.  If, on or before the first day
              ----------------------------
     of any Interest Period for any LIBOR Loan, Agent shall determine that (i) the LIBO Rate for such Interest Period cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market or (ii) the rate of interest for such Loan does not adequately and fairly reflect the cost to any Lender of making or maintaining such LIBOR Loan, Agent shall immediately give notice of such condition to Borrower and the other Lenders. After the giving of any such notice and until Agent shall otherwise notify Borrower that the circumstances giving rise to such condition no longer exist, Borrower's right to request the making of, and the Lenders' obligations to make LIBOR Loans shall be suspended. Any LIBOR Loans outstanding at the commencement of any such suspension shall be converted at the end of the then current Interest Period for such LIBOR Loans into Base Rate Loans unless such suspension has then ended.

          (b) Illegality.  If, after the date of this Agreement, the
              ----------
     adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Lender with any request or directive (whether or not having the force of law) of any Governmental Authority (a "Change of Law")
                                                                -------------
     shall make it unlawful or impossible for any Lender to make or maintain any LIBOR Loan, such Lender shall immediately notify Agent and Borrower of such Change of Law. Upon receipt of such notice, (i) Borrower's right to request the making of, and such Lender's obligation to make LIBOR Loans shall be terminated, and (ii) Borrower shall, at the request of such Lender, either (A) repay any such then outstanding LIBOR Loans at the end of the current Interest Period for such LIBOR Loans or (B) immediately repay any such LIBOR Loans if such Lender shall notify Borrower that such Lender may not lawfully continue to fund and maintain such LIBOR Loans.
     Any prepayment of LIBOR Loans made pursuant to the preceding sentence prior to the last day of an Interest Period for such LIBOR Loans shall be deemed a prepayment thereof for purposes of Paragraph 2.16. After any Lender
                                          --------------
     notifies Agent and Borrower of such a Change of Law and until such Lender notifies Agent and Borrower that it is no longer unlawful or impossible for such Lender to make or maintain a LIBOR Loan, all Loans of such Lender shall be Base Rate Loans.

          (c) Increased Costs.  If, after the date of this Agreement, any
              ---------------
     Change of Law:

               (i) Shall subject any Lender to any tax, duty or other charge with respect to any LIBOR Loan, or shall change the basis of taxation of payments by

          Borrower to any Lender on such a LIBOR Loan or in respect to such a LIBOR Loan under this Agreement (except for changes in the rate of taxation on the overall net income of any Lender imposed by its jurisdiction of incorporation or the jurisdiction in which its principal executive office is located); or

               (ii) Shall impose, modify or hold applicable any reserve (excluding any Reserve Requirement or other reserve to the extent included in the calculation of the LIBO Rate for any Loans), special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Lender for any LIBOR Loan; or

               (iii) Shall impose on any Lender any other condition related to any LIBOR Loan or such Lender's Commitment;

     And the effect of any of the foregoing is to increase the cost to such Lender of making, renewing, or maintaining any such LIBOR Loan or its Commitment or to reduce any amount receivable by such Lender hereunder; then Borrower shall from time to time, within five (5) Business Days after demand by such Lender, pay to such Lender additional amounts sufficient to reimburse such Lender for such increased costs or to compensate such Lender for such reduced amounts. A certificate as to the amount of such increased costs or reduced amounts, submitted by such Lender to Borrower shall, in the absence of manifest error, be conclusive and binding on Borrower for all purposes. The obligations of Borrower under this Subparagraph 2.14(c)
                                                           --------------------
     shall survive the payment and performance of the Obligations and the termination of this Agreement.

               (d) Capital Requirements.  If, after the date of this Agreement,
                   --------------------
     any Lender determines that (i) any Change of Law affects the amount of capital required or expected to be maintained by such Lender or any Person controlling such Lender (a "Capital Adequacy Requirement") and (ii) the
                                 ----------------------------
     amount of capital maintained by such Lender or such Person which is attributable to or based upon the Loans, the Commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Lender's or such Person's policies with respect to capital adequacy), Borrower shall pay to such Lender or such Person, within five (5) Business Days after demand by such Lender, such amounts as such Lender or such Person shall determine are necessary to compensate such Lender or such Person for the increased costs to such Lender or such Person of such increased capital. A certificate of any Lender setting forth in reasonable detail the computation of any such increased costs, delivered by such Lender to Borrower shall, in the absence of manifest error, be conclusive and binding on Borrower for all purposes. The obligations of Borrower under this Subparagraph 2.14(d) shall survive the payment and
                         --------------------
     performance of the Obligations and the termination of this Agreement.

               (e) Mitigation.  Any Lender which becomes aware of (i) any Change
                   ----------
     of Law which will make it unlawful or impossible for such Lender to make or maintain any LIBOR Loan or (ii) any Change of Law or other event or condition which will obligate

     Borrower to pay any amount pursuant to Subparagraph 2.14(c) or Subparagraph
                                            --------------------    ------------
     2.14(d) shall notify Borrower and Agent thereof as promptly as practical.
     -------
     If any Lender has given notice of any such Change of Law or other event or condition and thereafter becomes aware that such Change of Law or other event or condition has ceased to exist, such Lender shall notify Borrower and Agent thereof as promptly as practical. Each Lender affected by any Change of Law which makes it unlawful or impossible for such Lender to make or maintain any LIBOR Loan or to which Borrower is obligated to pay any amount pursuant to Subparagraph 2.14(c) or Subparagraph 2.14(d) shall use
                        --------------------    --------------------
     reasonable commercial efforts (including changing the jurisdiction of its Applicable Lending Office) to avoid the effect of such Change of Law or to avoid or materially reduce any amounts which Borrower is obligated to pay pursuant to Subparagraph 2.14(c) or Subparagraph 2.14(d) if, in the
                 --------------------    --------------------
     reasonable opinion of such Lender, such efforts would not be disadvantageous to such Lender or contrary to such Lender's normal banking practices.

     2.15.    Taxes on Payments.
              -----------------

          (a) Payments Free of Taxes.  All payments made by Borrower under
              ----------------------
     this Agreement and the other Credit Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except net income taxes and franchise taxes in lieu of net income taxes imposed on Agent or any Lender by its jurisdiction of incorporation or the jurisdiction in which its Applicable Lending Office is located) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). Subject to Subparagraphs
                                                                 -------------
     2.15(c) and 2.15(d), if any Taxes are required to be withheld from any
     -------------------
     amounts payable to Agent or any Lender hereunder or under the other Credit Documents, the amounts so payable to Agent or such Lender shall be increased to the extent necessary to yield to Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Credit Documents. Whenever any Taxes are payable by Borrower, as promptly as possible thereafter, Borrower shall send to Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrower shall indemnify Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by Agent or any Lender as a result of any such failure. The obligations of Borrower under this Subparagraph 2.15(a) shall survive the
                                        --------------------
     payment and performance of the Obligations and the termination of this Agreement.

          (b) Withholding Exemption Certificates, Etc.  If Agent or any
              ---------------------------------------
     Lender is not organized under the laws of the United States of America or a state thereof, such Person agrees as set forth below in this Subparagraph
                                                                  ------------
     2.15(b).
     -------

               (i) If any such Person is a "bank" within the meaning of Section 881(c)(3)(A) of the IRC, it shall, no later than the Closing Date (or, in the case of a Lender which becomes a Lender hereunder pursuant to

          Subparagraph 8.05(c) after the Closing Date, the date upon which such
          --------------------
          Lender so becomes a Lender hereunder) deliver to Borrower and Agent two (2) accurate and complete signed originals of IRS Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals of IRS Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that such Person is, on the date of delivery thereof, entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax. If at any time such Person makes any changes necessitating a new Form 4224 or Form 1001, it shall, within thirty (30) days after such change becomes effective, deliver to Borrower and Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224, or two accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that such Person is, on the date of delivery thereof, entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax.

               (ii) If any such Person is not a "bank" within the meaning of
          Section 881(c)(3)(A) of the IRC, it shall, no later than the Closing Date (or, in the case of a Lender which becomes a Lender hereunder pursuant to Subparagraph 8.05(c) after the Closing Date, the date upon
                      --------------------
          which such Lender so becomes a Lender hereunder) deliver to Borrower and Agent two (2) accurate and complete signed originals of IRS Form W-8 or any successor thereto ("Form W-8") certifying to such Person's legal entitlement (assuming compliance by Borrower with the terms of this Agreement) to an exemption whereby such Person is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax. If at any time any such Person makes any changes necessitating a new Form W-8, it shall, within thirty (30) days after such change becomes effective, deliver to Borrower and Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form W-8 certifying to such Person's legal entitlement (assuming compliance by Borrower with the terms of this Agreement) to an exemption whereby such Person is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax.

               (iii) Each such Person shall, before or within thirty (30) days after the occurrence of any event (including the passing of time but excluding any event mentioned in clause (i) or (ii) above) requiring a change in or renewal of the most recent Form 4224, Form 1001 or Form W-8 previously delivered by such Person, deliver to Borrower and Agent two accurate and complete original signed copies of Form 4224, Form 1001 or Form W-8 in replacement for the forms previously delivered by such Person.

               (iv) Each such Person shall, promptly upon the reasonable request of Agent, deliver to Agent such other forms or similar documentation as may be required from time to time by any applicable Governmental Rule in order to establish such Lender's tax status for withholding purposes.

          (c) Non-Compliance, Etc.  Borrower will not be required to pay
              -------------------
     any additional amounts in respect of United States Federal income tax pursuant to Subparagraph 2.15(a) to Agent or any Lender subject to
                 --------------------
     Subparagraph 2.15(b) if:
     --------------------

               (i) The obligation to pay such additional amounts would not have arisen but for a failure by such Person to comply with its obligations under Subparagraph 2.15(b); or
                --------------------

               (ii) Such Person is not entitled to exemption from deduction or withholding of United States Federal income tax for payments by Borrower to such Person hereunder for the account of its Applicable Lending Office for any reason other than a Change of Law after the date of delivery by such Person of Form 4224, Form 1001 or Form W-8, as the case may be.

          (d) Mitigation.  If Agent or any Lender claims any additional
              ----------
     amounts to be payable to it pursuant to this Paragraph 2.15, such Person
                                                  --------------
     shall use reasonable commercial efforts to file any certificate or document requested in writing by Borrower (including without limitation copies of Internal Revenue Service Form 1001 (or successor forms) reflecting a reduced rate of withholding) or to change the jurisdiction of its Applicable Lending Office if the making of such a filing or such change in the jurisdiction of its Applicable Lending Office would avoid the need for or materially reduce the amount of any such additional amounts which may thereafter accrue and if, in the reasonable opinion of such Person, in the case of a change in the jurisdiction of its Applicable Lending Office, such change would not be disadvantageous to such Person or contrary to such Person's normal banking practices.

          (e) Tax Returns.  Nothing contained in this Paragraph 2.15 shall
              -----------                             --------------
     require Agent or any Lender to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

     2.16.    Funding Loss Indemnification.  If Borrower shall (a) repay or
              ----------------------------
prepay any LIBOR Loan on any day other than the last day of an Interest Period therefor (whether a scheduled payment, an optional prepayment, a mandatory prepayment or a payment upon acceleration or otherwise) or (b) fail to borrow any LIBOR Loan for which a Notice of Borrowing has been delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), Borrower shall, upon demand by any Lender, reimburse such Lender for and hold such Lender harmless from all costs and losses incurred by such Lender as a result of such repayment, prepayment or failure. Borrower understands that such costs and losses may include losses incurred by a Lender as a result of funding and other contracts entered into by such

Lender to fund a LIBOR Loan. Each Lender demanding payment under this Paragraph
                                                                      ---------
2.16 shall deliver to Borrower, with a copy to Agent, a certificate setting
----
forth the amount of costs and losses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to Borrower shall constitute prima facie evidence of such costs and losses. The obligations of Borrower under this Paragraph 2.16 shall survive the payment and performance of the Obligations and
--------------
the termination of this Agreement.

     2.17.  Replacement of Lenders.  If any Lender shall (a) become a Defaulting
            ----------------------
Lender, (b) suspend its obligation to make or maintain LIBOR Loans pursuant to

Subparagraph 2.14(b) for a reason which is not applicable to any other Lender or
--------------------
(c) demand any payment under Subparagraph 2.14(c), 2.14(d) or 2.15(a) for a
                             ----------------------------------------
reason which is not applicable to any other Lender, then Agent may (or shall, upon the written request of Borrower if no Event of Default has occurred and is continuing) replace such Lender (the "affected Lender"), or cause such affected Lender to be replaced, with another lender (the "replacement Lender") satisfying the requirements of an Assignee Lender under Subparagraph 8.05(c), by having the
                                             --------------------
affected Lender sell and assign all of its rights and obligations under this Agreement and the other Credit Documents to the replacement Lender pursuant to

Subparagraph 8.05(c); provided, however, that if Borrower seeks to exercise such
--------------------  -----------------
right, it must give Agent written notice of its intent to do so within thirty
(30) days after it first knows or should have known of the occurrence of the event or events giving rise to such right and must effect such replacement within sixty (60) days of giving such notice. Neither Agent nor any Lender shall have any obligation to identify or locate a replacement Lender for Borrower. Upon receipt by any affected Lender of a written notice from Agent stating that Agent is exercising the replacement right set forth in this

Paragraph 2.17, such affected Lender shall sell and assign all of its rights and
--------------
obligations under this Agreement and the other Credit Documents to the replacement Lender pursuant to an Assignment Agreement and Subparagraph 8.05(c)
                                                           --------------------
for a purchase price equal to the sum of the principal amount of the affected Lender's Loans so sold and assigned, all accrued and unpaid interest thereon and its ratable share of all fees to which it is entitled.

     2.18.  Maturity Date Extensions.  Borrower may, at any time, request the
            ------------------------
Lenders to extend the Maturity Date then in effect for an additional 364-day period by delivering a written request to Agent. Agent shall promptly deliver to each Lender a copy of any such extension request received by Agent. If a Lender, in its sole and absolute discretion, consents to any Extension Request, such Lender shall so notify Agent in writing not later than any time specified by Agent. Any failure by any Lender so to notify Agent shall be deemed a denial thereof. (Borrower acknowledges and agrees that no Lender has promised, either expressly or impliedly, or has any obligation or commitment, to consent to such a request at any time.) If all Lenders consent to an extension request, Agent shall so notify Borrower and the Lenders and shall prepare an amendment to reflect the requested extension. If no Lender or less than all Lenders shall consent to an extension request, Agent shall so notify Borrower and the Lenders, and the Maturity Date then in effect shall remain in effect.

SECTION III.  CONDITIONS PRECEDENT.
------------  --------------------

     3.01.  Initial Conditions Precedent.  The obligations of the Lenders to
            ----------------------------
make the Loans comprising the initial Borrowing are subject to receipt by Agent, on or prior to the Closing Date, of each item listed in Schedule 3.01, each in
                                                        -------------
form and substance satisfactory to Agent and each Lender, and with sufficient copies for, Agent and each Lender. Agent shall notify Borrower and Lenders upon Agent's receipt of such items.

     3.02.  Conditions Precedent to Each Credit Event.  The occurrence of each
            -----------------------------------------
Credit Event (including the initial Borrowing) is subject to the further conditions that:

            (a) Borrower shall have delivered to Agent the Notice of Borrowing or Notice of Interest Period Selection, as the case may be, for such Credit Event in accordance with this Agreement; and

            (b) On the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

                (i) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 and in the other Credit
                                    --------------
          Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                (ii) No Default has occurred and is continuing or will result from such Credit Event; and

                (iii) All of the Credit Documents are in full force and effect.

     The submission by Borrower to Agent of each Notice of Borrowing and each Notice of Interest Period Selection shall be deemed to be a representation and warranty by Borrower that each of the statements set forth above in this Subparagraph 3.02(b) is true and correct as of the date of such
          --------------------
     notice.

     3.03.  Covenant to Deliver.  Borrower agrees (not as a condition but as a
            -------------------
covenant) to deliver to Agent each item required to be delivered to Agent as a condition to the occurrence of any Credit Event if such Credit Event occurs. Borrower expressly agrees that the occurrence of any such Credit Event prior to the receipt by Agent of any such item shall not constitute a waiver by Agent or any Lender of Borrower's obligation to deliver such item.

SECTION IV.  REPRESENTATIONS AND WARRANTIES.
-----------  ------------------------------

     4.01.  Borrower's Representations and Warranties.  In order to induce Agent
            -----------------------------------------
and the Lenders to enter into this Agreement, Borrower hereby represents and warranties to Agent and the Lenders as follows:

            (a) Due Incorporation, Qualification, etc.  Each of Borrower and
                -------------------------------------
     Borrower's Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed is reasonably likely to have a Material Adverse Effect.

            (b) Authority.  The execution, delivery and performance by
                ---------
     Borrower of each Credit Document executed, or to be executed, by Borrower and the consummation of the transactions contemplated thereby (i) are within the power of Borrower and (ii) have been duly authorized by all necessary actions on the part of Borrower.

            (c) Enforceability.  Each Credit Document executed, or to be
                --------------
     executed, by Borrower has been, or will be, duly executed and delivered by Borrower and constitutes, or will constitute, a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

            (d) Non-Contravention.  The execution and delivery by Borrower of
                -----------------
     the Credit Documents executed by Borrower and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to Borrower; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of Borrower; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of Borrower (except such Liens as may be created in favor of Agent pursuant to this Agreement or the other Credit Documents).

            (e) Approvals.  No consent, approval, order or authorization of,
                ---------
     or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Credit Documents executed by Borrower and the performance and consummation of the transactions contemplated thereby.

            (f) No Violation or Default.  Neither Borrower nor any of its
                -----------------------
     Subsidiaries is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person; (ii) any Contractual Obligation of such Person (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth in the Disclosure Letter, neither Borrower nor any of its Subsidiaries (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or (C) has received notice or other communication of an investigation or is under investigation by any Governmental

     Authority having authority to enforce Environmental Laws, where such violation, liability or investigation is reasonably likely to have a Material Adverse Effect. No Default has occurred and is continuing.

            (g) Litigation.  Except as set forth in the Disclosure Letter, no
                ----------
     actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Borrower, threatened against Borrower or any of its Subsidiaries at law or in equity in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Borrower of the Credit Documents or the transactions contemplated thereby.

            (h) Title, Possession under Leases.  Borrower and its
                ------------------------------
     Subsidiaries own and have good and marketable title, or a valid leasehold interest in, all their respective properties and assets as reflected in the most recent Financial Statements delivered to Agent (except those assets and properties disposed of in the ordinary course of business or otherwise in compliance with this Agreement since the date of such Financial Statements) and all respective assets and properties acquired by Borrower and its Subsidiaries since such date (except those disposed of in the ordinary course of business or otherwise in compliance with this Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens. Each of Borrower and its Subsidiaries has complied with all material obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of Borrower and its Subsidiaries enjoys peaceful and undisturbed possession under such leases, except where any failure to enjoy such possession (alone or in the aggregate with other such failures) is not reasonably likely to have a Material Adverse Effect.

            (i) Financial Statements.  The Financial Statements of Borrower
                --------------------
     and its Subsidiaries which have been delivered to Agent, (i) are in accordance with the books and records of Borrower and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP; and (iii) fairly present the financial conditions and results of operations of Borrower and its Subsidiaries as of the date thereof and for the period covered thereby. As of the date of, and except as disclosed in the audited Financial Statements dated December 31, 1998 furnished by Borrower to Agent prior to the date hereof and in the Financial Statements delivered to Agent pursuant to clause (i) or (ii) of Subparagraph 5.01(a), neither Borrower nor any of its
     ------------------------------------------
     Subsidiaries has any Contingent Obligations, liability for taxes or other outstanding obligations which are material in the aggregate.

            (j) No Agreements to Sell Assets.  Neither Borrower nor any of
                ----------------------------
     its Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell the assets of Borrower or any of its Subsidiaries (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of Borrower or any of its Subsidiaries or to enter into any agreement with respect thereto.

            (k)  Employee Benefit Plans.
                 ----------------------

                 (i) Based on the latest valuation of each Employee Benefit Plan that either Borrower or any ERISA Affiliate maintains or contributes to, or has any obligation under (which valuation occurred within twelve months of the date of this representation), the aggregate benefit liabilities of such plan within the meaning of (S) 4001 of ERISA did not exceed the aggregate value of the assets of such plan. Neither Borrower nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan contribution coverage is not reasonably likely to have a Material Adverse Effect.

                 (ii) Each Employee Benefit Plan complies, in both form and operation, in all material respects, with its terms, ERISA and the IRC, and no condition exists or event has occurred with respect to any such plan which, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of Borrower or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit (other than routine benefits claims). Neither Borrower nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the IRC which, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

                 (iii) Neither Borrower nor any ERISA Affiliate contributes to or has any material contingent obligations to any Multiemployer Plan. Neither Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under
          Section 4041A of ERISA.

          (l) Other Regulations.  Borrower is not subject to regulation
              -----------------
     under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

            (m) Patent and Other Rights.  Except as set forth in the
                -----------------------
     Disclosure Letter, Borrower and its Subsidiaries own or license under validly existing agreements, and have the full right to license without the consent of any other Person, all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted, except where any failure so to own, license or have the right to license without consent (alone or in the aggregate with other such failures) is not reasonably likely to have a Material Adverse Effect.

            (n) Governmental Charges.  Borrower and its Subsidiaries have
                --------------------
     filed or caused to be filed all tax returns which are required to be filed by them. Borrower and its Subsidiaries have paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other indebtedness, except such Governmental Charges or indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which are not reasonably likely to have a Material Adverse Effect if unpaid.

            (o) Margin Stock.  Borrower owns no Margin Stock which, in the
                ------------
     aggregate, would constitute a substantial part of the assets of Borrower, and no proceeds of any Loan will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

            (p) Subsidiaries, etc.  Set forth in Schedule 4.01(p) (as
                -----------------                ----------------
     supplemented by Borrower from time to time in a written notice to Agent) is a complete list of all of Borrower's Subsidiaries, the jurisdiction of incorporation of each, the classes of Equity Securities of each and the percentages of shares of each such class owned directly or indirectly by Borrower. Except for such Subsidiaries, Borrower has no other Subsidiaries, is not a partner in any partnership or a joint venturer in any joint venture.

            (q) Solvency, Etc.  Borrower is Solvent and, after the execution
                -------------
     and delivery of the Credit Documents and the consummation of the transactions contemplated thereby, will be Solvent.

            (r) Catastrophic Events.  Neither Borrower nor any of its
                -------------------
     Subsidiaries and none of their respective properties is affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that is reasonably likely to have a Material Adverse Effect. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Borrower or any of its Subsidiaries is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of Borrower, jurisdictional disputes or organizing activities occurring or threatened which alone or in the aggregate are reasonably likely to have a Material Adverse Effect.

            (s) No Material Adverse Effect.  No event has occurred and no
                --------------------------
     condition exists which is reasonably likely to have a Material Adverse Effect.

            (t) Year 2000 Compatibility.  Borrower and its Subsidiaries have
                -----------------------
     reviewed the areas within their respective business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31,
     1999), and have made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Borrower believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

            (u) Accuracy of Information Furnished.  None of the Credit
                ---------------------------------
     Documents and none of the other certificates, statements or information furnished to Agent or any Lender by or on behalf of Borrower or any of its Subsidiaries in connection with the Credit Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.02.  Reaffirmation.  Borrower shall be deemed to have reaffirmed, for the
            -------------
benefit of the Lenders and Agent, each representation and warranty contained in Paragraph 4.01 on and as of the date of each Credit Event (except for
--------------
representations and warranties expressly made as of a specified date, which shall be true as of such date).

SECTION V.  COVENANTS.
----------  ---------

     5.01.  Affirmative Covenants.  Until the termination of this Agreement and
            ---------------------
the satisfaction in full by Borrower of all Obligations, Borrower will comply, and will cause compliance, with the following affirmative covenants, unless Required Lenders shall otherwise consent in writing:

            (a) Financial Statements, Reports, etc.  Borrower shall furnish
                   ----------------------------------
     to Agent, with sufficient copies for each Lender, the following, each in such form and such detail as Agent or the Required Lenders shall reasonably request:

                (i)   As soon as available and in no event later than fifty-five
          (55) days after the last day of each fiscal quarter of Borrower, a copy of the Financial Statements of Borrower and its Subsidiaries (prepared on a consolidated basis) for such fiscal quarter and for the fiscal year to date, certified by the chief financial officer or treasurer of Borrower to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

                (ii) As soon as available and in no event later than one hundred (100) days after the close of each fiscal year of Borrower,
          (A) copies of the audited Financial Statements of Borrower and its Subsidiaries (prepared on a consolidated basis) for such fiscal year, prepared by independent certified public accountants of recognized national standing acceptable to Agent and (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to Required Lenders) and management letters delivered by such accountants in connection with all such Financial Statements;

                (iii) Contemporaneously with the quarterly and year-end Financial Statements required by the foregoing clauses (i) and (ii), a
                                                         --------------------
          compliance certificate of the chief financial officer or treasurer of Borrower (a "Compliance Certificate") which (A) states that no Default
                       ----------------------
          has occurred and is continuing, or, if any such Default has occurred and is continuing, a statement as to the nature thereof and what action Borrower proposes to take with respect thereto; (B) sets forth, for the four-fiscal quarter period ending on the last day of the fiscal quarter or fiscal year covered by such Financial Statements or as of the last day of such fiscal quarter or fiscal year (as the case may be), the calculation of the financial ratios and tests provided in Paragraph 5.03; (C) states that the Year 2000 remediation efforts of
          --------------
          Borrower and its Subsidiaries are proceeding as scheduled; and (D) indicates whether an auditor, regulator or third party consultant has issued a management letter or other communication regarding the Year 2000 exposure, program or progress of Borrower and/or its Subsidiaries;

                (iv) As soon as possible and in no event later than ten (10) Business Days after any officer of Borrower knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan; (B) any actual or threatened litigation, suits, claims or disputes against Borrower or any of its Subsidiaries involving potential monetary damages payable by Borrower or its Subsidiaries of $3,000,000 or more (alone or in the aggregate); (C) any other event or condition which is reasonably likely to have a Material Adverse Effect; or (D) any Default; the statement of the chief financial officer or treasurer of Borrower setting forth details of such event, condition or Default and the action which Borrower proposes to take with respect thereto;

                (v) As soon as available and in no event later than five (5) Business Days after they are sent, made available or filed, copies of
          (A) all registration statements and reports filed by Borrower or any of its Subsidiaries with any securities exchange or the Securities and Exchange Commission (including, without limitation, all 10-Q, 10-K and 8-Q reports); and (B) all reports, proxy statements and financial statements sent or made available by Borrower or any of its Subsidiaries to its security holders;

               (vi) As soon as available and in no event later than fifty-five (55) days after the last day of each fiscal quarter, a certificate which sets forth the calculation of the Funded Indebtedness/EBITDA Ratio for the consecutive four-fiscal quarter period ending on the last day of such quarter, certified by the chief financial officer or treasurer of Borrower; and

               (vii) Such other instruments, agreements, certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of Borrower or its Subsidiaries, and compliance by Borrower with the terms of this Agreement and the other Credit Documents as Agent may from time to time reasonably request.

          (b)  Books and Records.  Borrower and its Subsidiaries shall at
               -----------------
     all times keep proper books of record and account in which full, true and correct entries will be made of their transactions in accordance with GAAP.

          (c)  Inspections.  Borrower and its Subsidiaries shall permit any
               -----------
     Person designated by any Lender, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of Borrower and its Subsidiaries, to examine the books and records of Borrower and its Subsidiaries and make copies thereof and to discus the affairs, finances and business of Borrower and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as any Lender may reasonably request.

          (d)  Insurance.  Borrower and its Subsidiaries shall carry and
               ---------
     maintain insurance of the types and in the amounts customarily carried from time to time during the term of this Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including, but not limited to, fire, public liability, property damage and worker's compensation.

          (e)  Governmental Charges.  Borrower and its Subsidiaries shall
               --------------------
     promptly pay and discharge when due all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, except such taxes and other Governmental Charges as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

          (f)  Use of Proceeds.  Borrower shall use the proceeds of the
               ---------------
     Loans only for the respective purposes set forth in Paragraph 2.06.
                                                         --------------
     Borrower shall not use any part of the proceeds of any Loan, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve Borrower, any Lender or Agent in a violation of Regulations T, U or X issued by the Federal Reserve Board.

          (g) General Business Operations.  Each of Borrower and its
              ---------------------------
     Subsidiaries shall (i) preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person, the violation of which is reasonably likely to have a Material Adverse Effect and (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted. Borrower shall maintain its chief executive office and principal place of business in the United States and shall not relocate its chief executive office or principal place of business outside of California except upon not less than thirty (30) days prior written notice to Agent.

          (h) Year 2000 Compatibility.  Borrower and its Subsidiaries shall take
              -----------------------
     all acts reasonably necessary to ensure that all software, hardware, firmware, equipment, goods and systems utilized by or material to their business operations or financial condition will properly perform date sensitive functions before, during and after the year 2000. At the request of Agent, Borrower shall provide to Agent such certifications or other evidence of compliance with this Subparagraph 5.01(h) as Agent may
                                      --------------------
     reasonably require.

              (i)  Pari Passu Ranking.  Borrower shall take, or cause to be
                   ------------------
     taken, all actions necessary to ensure that the Obligations of Borrower are and continue to rank at least pari passu in right of payment with all other
                                   ----------
     unsecured Indebtedness of Borrower (including, without limitation, Indebtedness evidenced by the Private Placement Notes).

     5.02.    Negative Covenants.  Until the termination of this Agreement and
              ------------------
the satisfaction in full by Borrower of all Obligations, Borrower will comply, and will cause compliance, with the following negative covenants, unless Required Lenders shall otherwise consent in writing:

              (a)  Indebtedness.  Neither Borrower nor any of its Subsidiaries
                ------------
     shall create, incur, assume or permit to exist any Indebtedness, except for the following ("Permitted Indebtedness"):
                     ----------------------

                (i)   The Obligations of Borrower under the Credit Documents;

                (ii) Indebtedness of Borrower and its Subsidiaries existing on the date of this Agreement; provided that (A) such Indebtedness is reflected in the audited Financial Statements of Borrower for the year ended December 31, 1998 delivered to Agent pursuant to Paragraph 3.01
                                                                 --------------
          and (B) each item of such Indebtedness of $1,000,000 or more is listed in Schedule 5.02(a);
             ----------------

                (iii) Indebtedness of Borrower and its Subsidiaries arising from the endorsement of instruments for collection in the ordinary course of Borrower's or a Subsidiary's business;

                (iv) Indebtedness of Borrower and its Subsidiaries for trade accounts payable, provided that (A) such accounts arise in the ordinary course of business and (B) no material part of any such account is more than ninety (90) days past due (unless subject to a bona fide dispute and for which adequate reserves have been established);

                (v) Indebtedness of Borrower and its Subsidiaries under Rate Contracts, provided that all such Rate Contracts are entered into in connection with bona fide hedging operations and not for speculation;

                (vi) Indebtedness of Borrower and its Subsidiaries under purchase money loans and Capital Leases incurred by Borrower or any of its Subsidiaries to finance the acquisition by such Person of real property, fixtures, equipment or Borrower's demonstration systems, provided that (A) in each case involving real property, fixtures and equipment, such Indebtedness is incurred by such Person at the time of, or not later than thirty (30) days after, the acquisition by such Person of the property so financed, (B) in each case, such Indebtedness does not exceed the purchase price of the property so financed and (C) the aggregate amount of such Indebtedness outstanding at any time does not exceed $15,000,000;

                (vii) Indebtedness of Borrower and its Subsidiaries under initial or successive refinancings of any Indebtedness permitted by clause (ii) above, provided that (A) the principal amount of any such
          -----------
          refinancing does not exceed the principal amount of the Indebtedness being refinanced and (B) the material terms and provisions of any such refinancing taken as a whole (including maturity, redemption, prepayment, default and subordination provisions) are no less favorable to the Lenders than the Indebtedness being refinanced;

                (viii) Indebtedness of Borrower and its Subsidiaries with respect to surety, appeal, indemnity, performance or other similar bonds in the ordinary course of business;

                (ix) Guaranty Obligations of Borrower in respect of Permitted Indebtedness of its Subsidiaries;

               (x) Indebtedness of Borrower to any of its Subsidiaries, Indebtedness of any of Borrower's Subsidiaries to Borrower or Indebtedness of any of Borrower's Subsidiaries to any of Borrower's other Subsidiaries;

                (xi) Indebtedness evidenced by the Private Placement Notes, provided that (A) the Indebtedness arising under this Agreement shall at all times rank at least pari passu in right of payment with the
                                     ---- -----
          Indebtedness evidenced by such Private Placement Notes, (B) except as required pursuant to Section 5.1 of the Note Purchase Agreement, no principal payable in connection with the Indebtedness evidenced by such Private Placement Notes is scheduled for payment on or prior to the Maturity Date, and (C) the aggregate principal amount of all such Indebtedness evidenced by the Private Placement Notes outstanding at any time (measured at the time of the issuance of such Private Placement Notes) does not exceed One Hundred Million Dollars ($100,000,000);

                (xii) Indebtedness of Borrower under a "synthetic" lease transaction involving the acquisition and construction of a new headquarters facility; and

                (xiii) Other Indebtedness of Borrower and its Subsidiaries (whether or not of a type listed in clauses (i) through (xii) above),
                                              -------------------------
          provided that the aggregate principal amount of all such other Indebtedness does not exceed $30,000,000 at any time.

            (b) Liens.  Neither Borrower nor any of its Subsidiaries shall
                -----
     create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for the following ("Permitted Liens"):
                                          ---------------

                (i) Liens in favor of Agent or any Lender securing the Obligations;

                (ii) Liens of Borrower and its Subsidiaries existing on the date of this Agreement; provided that each Lien securing Indebtedness of $100,000 or more is listed in Schedule 5.02(b);
                                           ----------------

                (iii) Liens for taxes or other Governmental Charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                (iv) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords and other similar Liens imposed by law incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                (v) Deposits under workers' compensation, employment insurance and social security laws in the ordinary course of business;

                (vi) Deposits to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                (vii) Deposits to secure, or in lieu of, surety, appeal or customs bonds in proceedings involving Borrower or any of its Subsidiaries;

                (viii) Zoning restrictions, easements, rights-of-way, title irregularities and other similar encumbrances, which alone or in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Borrower or any of its Subsidiaries;

                (ix) Banker's Liens and similar Liens (including set-off rights) in respect of bank deposits;

                (x) Liens on property or assets acquired by Borrower or any of its Subsidiaries after the date of this Agreement or on property or assets of any corporation which becomes a Subsidiary of Borrower after the date of this Agreement, provided that (A) such Liens exist at the time such property or assets or the stock of such corporation is acquired by Borrower and (B) such Liens were not created in contemplation of such acquisition by Borrower;

                (xi) Judgement Liens, provided that such Liens do not constitute an Event of Default under Subparagraph 6.01(h);
                                               --------------------

                (xii) Rights of vendors or lessors under conditional sale agreements, Capital Leases or other title retention agreements, provided that, in each case, (A) such rights secure or otherwise relate to Permitted Indebtedness, (B) such rights do not extend to any property other than property acquired with the proceeds of such Permitted Indebtedness and (C) such rights do not secure any Indebtedness other than such Permitted Indebtedness;

                (xiii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties and in connection with the importation of goods in the ordinary course of Borrower's and its Subsidiaries' businesses;

                (xiv) Liens securing Indebtedness which constitutes Permitted Indebtedness under clause (vi) of Subparagraph 5.02(a) provided that,
                             -----------------------------------
          in each case, such Lien (A) covers only those assets, the acquisition of which was financed by such Permitted Indebtedness, and (B) secures only such Permitted Indebtedness;

                (xv) Liens on the property or assets of any Subsidiary of Borrower in favor of Borrower or any other Subsidiary of Borrower;

                (xvi)   Liens incurred in connection with the extension,
          renewal or refinancing of the Indebtedness secured by the Liens described in clause (ii) or (xiv) above, provided that any extension,
                       --------------------
          renewal or replacement Lien (A) is limited to the property covered by the existing Lien and (B) secures Indebtedness which is no greater in amount and has material terms no less favorable to the Lenders than the Indebtedness secured by the existing Lien;

                (xvii) Liens in the property that is the subject of the "synthetic" lease referred in clause (xii) of Subparagraph 5.02(a) and
                                        ------------------------------------
          in any related property; and

                (xviii) Liens on insurance proceeds in favor of insurance companies with respect to the financing of insurance premiums.

          (c)  Asset Dispositions.  Neither Borrower nor any of its Subsidiaries
               ------------------
     shall sell, lease, transfer or otherwise dispose of any of its assets or property, whether now owned or hereafter acquired, except for the following:

               (i) Sales of inventory by Borrower and its Subsidiaries in the ordinary course of their businesses;

               (ii) Sales of surplus, damaged, worn or obsolete equipment or inventory for not less than fair market value;

               (iii) Sales or other dispositions of Investments permitted by clauses (i), (ii), (iii) and (iv) of Subparagraph 5.02(e) for not less
          ---------------------------------------------------------
          than fair market value;

               (iv) Sales or assignments of defaulted receivables to a collection agency in the ordinary course of business;

               (v) Sales of lease receivables, provided that (A) no Default has occurred and is continuing at the time of, or will arise as a result of, any such sale and (B) each such sale is for not less than fair market value;

               (vi) Sales or other dispositions of assets and property by Borrower to any of Borrower's Subsidiaries or by any of Borrower's Subsidiaries to Borrower or any of its other Subsidiaries;

               (vii) Sales, leases, transfers or other disposition of the property that is the subject of the "synthetic" lease transaction referred in clause (xii) of Subparagraph 5.02(a) and in any related
                      ------------------------------------
          property solely in connection with such "synthetic" lease transaction; and

               (viii) Other sales, leases, transfers and disposals of assets and property, provided that the aggregate value of all such assets and property (based upon the greater of the fair market or book value of such assets and property) so sold, leased, transferred or otherwise disposed of in any fiscal year does not exceed $10,000,000.

          (d)  Mergers, Acquisitions, Etc.  Neither Borrower nor any of its
               --------------------------
     Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, acquire any Person as a new Subsidiary or acquire all or substantially all of the assets of any other Person, except for the following:

               (i) Any wholly-owned Subsidiary of Borrower may merge into Borrower or any other wholly-owned Subsidiary of Borrower; and

               (ii) Borrower or any of its Subsidiaries may acquire other Persons and all or substantially all of the assets of other Persons, provided that (A) no Default has occurred and is continuing at the time of, or will arise as a result of any such acquisition and (B) the aggregate cost to Borrower and its Subsidiaries of all such acquisitions in any fiscal year does not exceed 7.5% of Borrower's Tangible Net Worth on the last day of the immediately preceding fiscal year.

          (e)  Investments.  Neither Borrower nor any of its Subsidiaries
               -----------
     shall make any Investment except for Investments in the following:

               (i) Investments of Borrower and its Subsidiaries in Cash Equivalents;

               (ii) Investments permitted by the investment policy attached hereto as Exhibit D, provided that such policy has been approved by
                    ---------
          the Board of Directors of Borrower;

               (iii)   Investments of Borrower and its Subsidiaries existing
          on the date of this Agreement; provided that (A) such Investments are reflected in the audited Financial Statements of Borrower for the year ended December 31, 1998 delivered to Agent pursuant to Paragraph 3.01
                                                                 --------------
          and (B) each Investment of $1,000,000 or more, is listed in Schedule
                                                                      --------
          5.02(e);
          -------

               (iv) Investments received by Borrower and its Subsidiaries in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

               (v) Investments arising from rights received by Borrower and its Subsidiaries upon the required payment of any permitted Contingent Obligations of Borrower and its Subsidiaries;

               (vi) Investments by Borrower and its Subsidiaries in Subsidiaries of Borrower and Investments by Borrower's Subsidiaries in Borrower;

               (vii) Investments consisting of loans to employees, officers and directors, the proceeds of which shall be used to purchase equity securities of

          Borrower or its Subsidiaries and other loans or advances of funds to employees, officers and directors;

               (viii) Investments in receivables arising from the sale of goods in international markets in the ordinary course of business;

               (ix)    Investments permitted by Subparagraph 5.02(a) or
                                                --------------------
          Subparagraph 5.02(d); and
          --------------------

               (x) Other Investments, provided that the aggregate amount of such other Investments incurred in any fiscal year does not exceed $25,000,000.

          (f)  Dividends, Redemptions, Etc.  Neither Borrower nor any of its
               ---------------------------
     Subsidiaries shall pay any dividends or make any distributions on its Equity Securities; purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; return any capital to any holder of its Equity Securities as such; make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or set apart any sum for any such purpose; except as follows:

               (i) Either Borrower or any of its Subsidiaries may pay dividends on its capital stock payable solely in such Person's own capital stock;

               (ii)    Any Subsidiary of Borrower may pay dividends to Borrower;
          and

               (iii)   Borrower may repurchase shares of its outstanding
          common stock, provided that (A) no Default has occurred and is continuing at the time of, or will arise as a result of, any such repurchase; (B) the Borrower's Funded Indebtedness/EBITDA Ratio for the four-fiscal quarter period most recently ended prior to the date of such purchase, as reflected in the most recent Compliance Certificate delivered to Agent pursuant to clause (iii) of
                                                     ---------------
          Subparagraph 5.01(a), is less than 2.00 to 1.00; and (C) the aggregate
          --------------------
          cost of all such repurchases after the date of this Agreement does not exceed $45,000,000.

          (g)  Change in Business.  Neither Borrower nor any of its
               ------------------
     Subsidiaries shall engage, either directly or indirectly through Affiliates, in any business substantially different from its present business.

          (h)  ERISA.  Neither Borrower nor any ERISA Affiliate shall (i)
               -----
     adopt or institute any Employee Benefit Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, (ii) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a Multiemployer Plan,
     (iii) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the IRC involving any Employee Benefit Plan or Multiemployer Plan which would subject either Borrower or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify, (iv) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the IRC or section 302 of ERISA), (v) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (vi) fail to comply with the requirements of section 4980B of the IRC or Part 6 of Title I(B) of ERISA, or (vii) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the IRC, where, singly or cumulatively, any such actions described above would have a Material Adverse Effect.

               (i)     Transactions With Affiliates.  Neither Borrower nor any
                       ----------------------------
     of its Subsidiaries shall enter into any Contractual Obligation with any Affiliate or engage in any other transaction with any Affiliate except upon terms at least as favorable to Borrower or such Subsidiary as such terms in an arms-length transaction with unaffiliated Persons.

               (j)     Accounting Changes.  Neither Borrower nor any of its
                       ------------------
     Subsidiaries shall change (i) its fiscal year (currently January 1 through December 31) or (ii) its accounting practices except as required by GAAP.

               (k)     Indebtedness Payments, Etc.  Neither Borrower nor any of
                       ---------------------------
     its Subsidiaries shall (i) except as required pursuant to Section 5.1 of the Note Purchase Agreement, prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled payment thereof any Indebtedness evidenced by the Private Placement Notes; (ii) cause or permit to occur any event or condition that would grant to the holders of the Private Placement Notes the right to require Borrower or any of its Subsidiaries to prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled payment thereof any Indebtedness evidenced by the Private Placement Notes, unless such prepayment, redemption, purchase, defeasance or other satisfaction would be permitted by clause (i) above; or (iii) amend, modify or otherwise change any of the
        ----------
     provisions of the Private Placement Notes or any document, instrument or agreement related to the Private Placement Notes in a manner which adversely affects the material rights of Agent or the Lenders.

     5.03.             Financial Covenants.  Until the termination of this
                       -------------------
Agreement and the satisfaction in full by Borrower of all Obligations, Borrower will comply, and will cause compliance, with the following financial covenants, unless Required Lenders shall otherwise consent in writing:

               (a)     Current Ratio.  Borrower shall not permit its Current
                       -------------
     Ratio to be less than 1.25 to 1.00 on the last day of any fiscal quarter.

               (b)     Funded Indebtedness/EBITDA Ratio.  Borrower shall not
                       --------------------------------
     permit its Funded Indebtedness/EBITDA Ratio to be greater than 2.00 to 1.00; provided, however, that if Borrower enters into a "synthetic" lease
           --------  -------
     transaction of the type described in clause (xii) of Subparagraph 5.02(a),
                                          ------------------------------------
     then on and after the effective date of such "synthetic" lease transaction Borrower shall not permit its Funded Indebtedness/EBITDA Ratio to be greater than 3.00 to 1.00.

          (c)  Fixed Charge Coverage Ratio.  Borrower shall not permit its
               ---------------------------
     Fixed Charge Coverage Ratio for any consecutive four-fiscal quarter period ending on the date of each quarter to be less than 2.00 to 1.00.

          (d)  Tangible Net Worth.  Borrower shall not permit its Tangible Net
               ------------------
     Worth on the last day of any fiscal quarter (such date to be referred to herein as a "determination date") which occurs after December 31, 1998 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

               (i)     One Hundred Eighty Three Million Dollars ($183,000,000);

                                     plus
                                     ----

               (ii) Eighty percent (80%) of the sum of Borrower's consolidated quarterly net income (ignoring any quarterly losses) for each fiscal quarter after the base date through and including the fiscal quarter ending immediately prior to the determination date;

                                     plus
                                     ----

               (iii) One hundred percent (100%) of the Net Proceeds of all Equity Securities issued by Borrower and its Subsidiaries (to Persons other than Borrower or its Subsidiaries) during the period commencing on the base date and ending on the determination date;

                                     minus
                                     -----

               (iv) The aggregate cost to Borrower of repurchasing its common stock to the extent permitted by clause (iii) of Subparagraph 5.02(f).
                                           ------------------------------------

SECTION VI.  DEFAULT.
-----------  -------

     6.01.   Events of Default.  The occurrence or existence of any one or more
             -----------------
of the following shall constitute an "Event of Default" hereunder:
                                      ----------------

          (a)  Non-Payment. Borrower shall (i) fail to pay when due any
               -----------
     principal of any Loan, (ii) fail to pay within two (2) Business Days after the same becomes due, any interest or fees required under the terms of this Agreement or any of the other Credit Documents, or (iii) fail to pay within three (3) Business Days after the same becomes due, any other amount required under the terms of this Agreement or any of the other Credit Documents; or

          (b)  Specific Defaults.  Borrower or any of its Subsidiaries shall
               -----------------
     fail to observe or perform any covenant, obligation, condition or agreement set forth in Subparagraph 5.01(d), Paragraph 5.02 or Paragraph 5.03; or
                  ------------------------------------------------------

          (c)  Other Defaults.  Borrower or any of its Subsidiaries shall
               --------------
     fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or the other Credit Documents and such failure shall continue for fifteen (15) days after Borrower first knows (whether through a notice from Agent or otherwise) or should have known of such failure; or

          (d)  Representations and Warranties.  Any representation,
               ------------------------------
     warranty, certificate, information or other statement (financial or otherwise) made or furnished by or on behalf of Borrower or any of its Subsidiaries to Agent or any Lender in or in connection with this Agreement or any of the other Credit Documents, or as an inducement to Agent or any Lender to enter into this Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

          (e)  Cross-Default.  (i) Borrower or any of its Subsidiaries shall
               -------------
     fail to make any payment when due on account of any Indebtedness of such Person (other than the Obligations) and such failure shall continue beyond any period of grace provided with respect thereto, if the amount of such Indebtedness exceeds $3,000,000 or the effect of such failure is to cause, or permit the holder or holders thereof to cause, Indebtedness of Borrower and its Subsidiaries (other than the Obligations) in an aggregate amount exceeding $3,000,000 to become due or (ii) Borrower or any of its Subsidiaries shall otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument relating to any Indebtedness of such Person (other than the Obligations), or any other event shall occur or condition shall exist, if the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, Indebtedness of Borrower and its Subsidiaries (other than the Obligations) in an aggregate amount exceeding $3,000,000 to become due (and/or to be secured by cash collateral); or

          (f)  Insolvency, Voluntary Proceedings.  Borrower or any of its
               ---------------------------------
     Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statue), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

          (g)  Involuntary Proceedings.  Proceedings for the appointment of
               -----------------------
     a receiver, trustee, liquidator or custodian of Borrower or any of its Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

          (h)  Judgments.  (i) One or more judgments, orders, decrees or
               ---------
     arbitration awards requiring Borrower and/or its Subsidiaries to pay an aggregate amount of $3,000,000 or more shall be rendered against Borrower and/or any of its Subsidiaries in connection with any single or related series of transactions, incidents or circumstances and the same shall not be vacated or stayed for a period of thirty (30) consecutive days; (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the property of Borrower or any of its Subsidiaries and the same shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or (iii) any other judgments, orders, decrees, arbitration awards, writs, assessments, warrants of attachment, tax liens or executions or similar processes which, alone or in the aggregate, are reasonably likely to have a Material Adverse Effect are rendered, issued or levied; or

          (i)  Credit Documents.  Any Credit Document or any material term
               ----------------
     thereof shall cease to be, or be asserted by Borrower or any of its Subsidiaries not to be, a legal, valid and binding obligation of Borrower or any of its Subsidiaries enforceable in accordance with its terms; or

          (j)  ERISA.  Any Reportable Event which constitutes grounds for the
               -----
     termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan shall occur, or any Employee Benefit Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plan; or

          (k)  Change of Control.  Any Change of Control shall occur.
               -----------------

     6.02.     Remedies.  At any time after the occurrence and during the
               --------
continuance of any Event of Default (other than an Event of Default referred to in Subparagraph 6.01(f) or 6.01(g)), Agent may, with the consent of the Required
   -------------------------------
Lenders, or shall, upon instructions from the Required Lenders, by written notice to Borrower, (a) terminate the Commitments and the obligations of the Lenders to make Loans and/or (b) declare all outstanding Obligations payable by Borrower to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Subparagraph
                                                                 ------------
6.01(f) or 6.01(g), immediately and without notice, (1) the Commitments and the
------------------
obligations of the Lenders to make Loans shall automatically terminate and (2) all outstanding Obligations payable by Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Agent may exercise any other right, power or remedy available to it under any of the Credit Documents or otherwise by law, either by suit in equity or by action at law, or both.

SECTION VII.   THE AGENT AND RELATIONS AMONG LENDERS.
-----------    -------------------------------------

     7.01.     Appointment, Powers and Immunities.  Each Lender hereby appoints
               ----------------------------------
and authorizes Agent to act as its agent hereunder and under the other Credit Documents with such powers as are expressly delegated to Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in any other Credit Document, be a trustee for any Lender or have any fiduciary duty to any Lender. Notwithstanding anything to the contrary contained herein Agent shall not be required to take any action which is contrary to this Agreement or any other Credit Document or any applicable Governmental Rule. Neither Agent nor any Lender shall be responsible to any other Lender for any recitals, statements, representations or warranties made by Borrower or any of its Subsidiaries contained in this Agreement or in any other Credit Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure by Borrower or any of its Subsidiaries to perform their respective obligations hereunder or thereunder. Agent may employ agents and attorneys-in-fact and shall not be responsible to any Lender for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Agent nor any of its directors, officers, employees, agents or advisors shall be responsible to any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Agreement, Agent shall take such action with respect to the Credit Documents as shall be directed by the Required Lenders.

     7.02.     Reliance by Agent.  Agent shall be entitled to rely upon any
               -----------------
certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent with reasonable care. As to any other matters not expressly provided for by this Agreement, Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Lenders and shall in all cases be fully protected by the Lenders in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

     7.03.     Defaults.  Agent shall not be deemed to have knowledge or notice
               --------
of the occurrence of any Default unless Agent has received a written notice from a Lender or Borrower, referring to this Agreement, describing such Default and stating that such notice is a "Notice of Default". If Agent receives such a notice of the occurrence of a Default, Agent shall give prompt notice thereof to the Lenders. Agent shall take such action with respect to such Default as shall be reasonably directed by the Required Lenders; provided, however, that until
                                                --------  -------
Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders.

     7.04.     Indemnification.  Without limiting the Obligations of Borrower
               ---------------
hereunder, each Lender agrees to indemnify Agent, ratably in accordance with their Proportionate Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof; provided, however, that no Lender shall be liable for
                         --------  -------
any of the foregoing to the extent they arise from Agent's gross negligence or willful misconduct. Agent shall be fully justified in refusing to take or in continuing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The obligations of each Lender under this Paragraph 7.04 shall survive the
                                          --------------
payment and performance of the Obligations, the termination of this Agreement and any Lender ceasing to be a party to this Agreement (with respect to events which occurred prior to the time such Lender ceased to be a Lender hereunder).

     7.05.  Non-Reliance.  Each Lender represents that it has, independently and
            ------------
without reliance on Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the business, prospects, management, financial condition and affairs of Borrower and the Subsidiaries and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. Neither Agent nor any of its affiliates nor any of their respective directors, officers, employees, agents or advisors shall (a) be required to keep any Lender informed as to the performance or observance by Borrower or any of its Subsidiaries of the obligations under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Borrower or any of its Subsidiaries; (b) have any duty or responsibility to provide any Lender with any credit or other information concerning Borrower or any of its Subsidiaries which may come into the possession of Agent, except for notices, reports and other documents and information expressly required to be furnished to the Lenders by Agent hereunder; or (c) be responsible to any Lender for (i) any recital, statement, representation or warranty made by Borrower or any officer, employee or agent of Borrower in this Agreement or in any of the other Credit Documents, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Credit Document, (iii) the value or sufficiency of any collateral or the validity or perfection of any of the liens or security interests intended to be created by the Credit Documents, or (iv) any failure by Borrower to perform its obligations under this Agreement or any other Credit Document.

     7.06.     Resignation or Removal of Agent.  Agent may resign at any time by
               -------------------------------
giving thirty (30) days prior written notice thereof to Borrower and the Lenders, and Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent, which Agent, if not a Lender, shall be reasonably acceptable to Borrower; provided, however, that Borrower
                                            --------  -------
shall have no right to approve a successor Agent if a Default has occurred and is continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from the duties and obligations thereafter arising hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section VII shall continue in effect
                                          ------------
for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     7.07.     Authorization.  Agent is hereby authorized by the Lenders to
               -------------
execute, deliver and perform, each of the Credit Documents to which Agent is or is intended to be a party and each Lender agrees to be bound by all of the agreements of Agent contained in the Credit Documents.

     7.08.     Agent in its Individual Capacity.  Agent and its affiliates may
               --------------------------------
make loans to, accept deposits from and generally engage in any kind of banking or other business with Borrower and its Subsidiaries and affiliates as though Agent were not Agent hereunder. With respect to Loans, if any, made by Agent in its capacity as a Lender, Agent in its capacity as a Lender shall have the same rights and powers under this Agreement and the other Credit Documents as any other Lender and may exercise the same as though it were not Agent, and the terms "Lender" or "Lenders" shall include Agent in its capacity as a Lender.

SECTION VIII.  MISCELLANEOUS.
------------   -------------

     8.01.     Notices.  Except as otherwise provided herein, all notices,
               -------
requests, demands, consents, instructions or other communications to or upon Borrower, any Lender or Agent under this Agreement or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to Borrower or Agent, at its respective facsimile number or address set forth below or, if to any Lender, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Lender in Schedule I (or to such other facsimile
                                          ----------
number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective
(a) when sent by Federal Express or other overnight courier of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt; provided, however,
                                                            --------  -------
that any notice delivered to Agent under Section II shall not be effective until
                                         ----------
received by Agent.

               Agent:    ABN AMRO Bank N.V.

               Capital Markets-Syndications Group
               1325 Avenue of the Americas, 9th Floor
               New York, NY  10019
               Attn:  Linda Boardman
               Telephone:  (212) 314-1724
               Fax: (212) 314-1709

               With a copy to:

               ABN AMRO Bank N.V.
               101 California Street, Suite 4550
               San Francisco, CA  94111-5812
               Attn:  Gina Brusatori
               Telephone:  (415) 984-3702
               Fax:  (415) 362-3524
               and

               ABN AMRO Bank N.V.
               208 South LaSalle Street, Suite 1500
               Chicago, IL  60604-1003
               Attn:  Joseph Coriaci, Credit Administration
               Telephone:  (312) 992-5118
               Fax:  (312) 992-5111

               Borrower:    If by courier:

               Acuson Corporation
               1220 Charleston Road
               Mountain View, CA 94043
               Attn:  Treasurer

               If by mail:

               Acuson Corporation
               P.O. Box 7393
               Mountain View, CA 94039-7393
               Attn:  Treasurer
               Telephone:  (650) 694-5598
               Fax: (650) 967-4791

               With a copy to:

               Cooley Godward LLP
               One Maritime Plaza, 20th Floor
               San Francisco, CA 94111-3580
               Attn:  Joseph A. Scherer, Esq.
               Telephone: (415) 693-2017
               Fax: (415) 951-3699

Each Notice of Borrowing and Notice of Interest Period Selection shall be given by Borrower to Agent's office located at the address referred to above during Agent's normal business hours; provided, however, that any such notice received
                               --------  -------
by Agent after 1:00 p.m. on any Business Day shall be deemed received by Agent on the next Business Day. In any case where this Agreement authorizes notices, requests, demands or other communications by Borrower to Agent or any Lender to be made by telephone or facsimile, Agent or any Lender may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by Agent or a Lender is such a person.

     8.02.     Expenses.  Borrower shall pay on demand, whether or not any Loan
               --------
is made hereunder, (a) all reasonable out-of-
pocket fees and expenses, including reasonable out-of-pocket attorneys' fees and expenses, incurred by Agent in connection with the preparation, negotiation, execution and delivery of, and the exercise of its duties under, this Agreement and the other Credit Documents, and the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder and (b) all reasonable out-of-pocket fees and expenses, including reasonable out-of-pocket attorneys' fees and expenses, incurred by Agent and the Lenders in the enforcement or attempted enforcement of any of the Obligations or in preserving any of Agent's or the Lenders' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding involving Borrower or any of its Subsidiaries). The obligations of Borrower under this Paragraph 8.02 shall survive the payment
                                       --------------
and performance of the Obligations and the termination of this Agreement.

     8.03.     Indemnification.  To the fullest extent permitted by law,
               ---------------
Borrower agrees to protect, indemnify, defend and hold harmless Agent, the Lenders and their Affiliates and their respective directors, officers, employees, agents and advisors ("Indemnitee") from and against any and all
                                 ----------
liabilities, losses, damages or expenses of any kind or nature and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitee, or any of them, arising out of or relating to the Credit Documents or any transaction contemplated thereby, including without limitation any use by Borrower of any proceeds of the Loans, except to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Agent or any Lender believes is covered by this indemnity, Agent or such Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Agent or such Lender, as the case may be. Agent or such Lender may also require Borrower to defend the matter. Any failure or delay of Agent or any Lender to notify Borrower of any such suit, claim or demand shall not relieve Borrower of its obligations under this Paragraph 8.03 but shall
                                                   --------------
reduce such obligations to the extent of any increase in those obligations caused solely by any such failure or delay which is unreasonable. The obligations of Borrower under this Paragraph 8.03 shall survive the payment and
                                   --------------
performance of the Obligations and the termination of this Agreement.

     8.04.     Waivers; Amendments.  Any term, covenant, agreement or condition
               -------------------
of this Agreement or any other Credit Document may be amended or waived, and any consent under this Agreement or any other Credit Document may be given, if such amendment, waiver or consent is in writing and is signed by Borrower and the Required Lenders (or Agent on behalf of the Required Lenders with the written approval of the Required Lenders); provided, however that:
                                   --------  -------

          (a) Any amendment, waiver or consent which would (i) increase the Total Commitment, (ii) extend the Maturity Date, (iii) reduce the principal of or interest on any Loan or any fees or other amounts payable for the account of the Lenders hereunder, (iv) extend any scheduled principal, interest or fee payment date, (v) amend this Paragraph 8.04, or (vi) amend
                                                  --------------
     the definition of Required Lenders, must be in writing and signed or approved in writing by all Lenders;

          (b) Any amendment, waiver or consent which increases or decreases the Proportionate Share of any Lender must be in writing and signed by such Lender; and

          (c) Any amendment, waiver or consent which affects the rights or obligations of Agent must be in writing and signed by Agent.

No failure or delay by Agent or any Lender in exercising any right under this Agreement or any other Credit Document shall operate as a waiver thereof or of any other right hereunder or thereunder nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right hereunder or thereunder. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     8.05.     Successors and Assigns.
               ----------------------

          (a)  Binding Effect.  This Agreement and the other Credit Documents
               --------------
     shall be binding upon and inure to the benefit of Borrower, the Lenders, Agent, all future holders of the Notes and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of Agent and each Lender. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

          (b)  Participations.  Any Lender may at any time sell to one or
               --------------
     more banks or other financial institutions ("Participants") participating
                                                  ------------
     interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under this Agreement and the other Credit Documents. In the event of any such sale by a Lender of participating interests, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of its Notes for all purposes under this Agreement and Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any such sale is effected may require the selling Lender to obtain the consent of the Participant in order for such Lender to agree in writing to any amendment, waiver or consent of a type specified in clause (i), (ii), (iii) or (iv) of Subparagraph 8.04(a) but
                  -------------------------------------------------------
     may not otherwise require the selling Lender to obtain the consent of such Participant to any other amendment, waiver or consent hereunder. Borrower agrees that if amounts outstanding under this Agreement and the other Credit Documents are not paid when due (whether upon acceleration or otherwise), each Participant shall, to the fullest extent permitted by law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any other Credit Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any other Credit Documents; provided, however, that (i) no Participant
                       --------  -------
     shall exercise any rights under this sentence without the consent of Agent,
     (ii) no Participant shall have any rights under this sentence which are greater than those of the selling Lender and (iii) such rights of setoff shall be subject to the obligation of such Participant to share the payment so obtained with all of the Lenders as provided in Subparagraph 2.13(b).
                                                        --------------------
     Borrower also agrees that any Lender which has transferred any participating interest in its Commitment or Loans shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Lender under Paragraph 2.14, Paragraph 2.15, and Paragraph 2.16, as if such Lender
           --------------------------------------------------
     had not made such transfer.

          (c)  Assignments.  Any Lender may, at any time, sell and assign to
               -----------
     any Lender or any Eligible Assignee (individually, an "Assignee Lender")
                                                            ---------------
     all or a portion of its rights and obligations under this Agreement and the other Credit Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an assignment agreement in the form of
            ----------
     Exhibit E (an "Assignment Agreement"), executed by each Assignee Lender and
     ---------      --------------------
     such assignor Lender (an "Assignor Lender") and delivered to Agent for its
                               ---------------
     acceptance and recording in the Register; provided, however, that:
                                               -----------------

               (i) Without the written consent of Agent and, if no Default has occurred and is continuing, Borrower (which consent of Agent and Borrower shall not be unreasonably withheld), no Lender may make any Assignment to any Assignee Lender which is not, immediately prior to such Assignment, a Lender hereunder or an Affiliate thereof; or

               (ii) Without the written consent of Agent and, if no Default has occurred and is continuing, Borrower (which consent of Agent and Borrower shall not be unreasonably withheld), no Lender may make any Assignment to any Assignee Lender if, after giving effect to such Assignment, the Commitment of such Lender or such Assignee Lender would be less than Ten Million Dollars ($10,000,000) (except that a Lender may make an Assignment which reduces its Commitment to zero without the written consent of Borrower and Agent); or

               (iii) Without the written consent of Agent and, if no Default has occurred and is continuing, Borrower (which consent of Agent and Borrower shall not be unreasonably withheld), no Lender may make any Assignment which does not assign and delegate an equal pro rata interest in such Lender's Loans, Commitment and all other rights, duties and obligations of such Lender under this Agreement and the other Credit Documents.

     Upon such execution, delivery, acceptance and recording of each Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement, (A) each Assignee Lender thereunder shall be a Lender hereunder with a Proportionate Share as set forth on Attachment 1
                                                                   ------------
     to such Assignment Agreement (under the caption "Proportionate Share After
     ----------------------------
     Assignment") and shall have the rights, duties and obligations of such a Lender under this Agreement and the other Credit Documents, and (B) the Assignor Lender thereunder shall be a Lender with a Proportionate Share as set forth on Attachment 1 to such Assignment Agreement (under the caption
              -----------------------------------------
     "Proportionate Share After Assignment"), or, if the Proportionate Share of the Assignor Lender has been reduced to 0%, the Assignor Lender shall cease to be a Lender and to have any obligation to make any Loan; provided,
                                                                 --------
     however, that any such Assignor Lender which ceases to be a Lender shall
     -------
     continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend Schedule I to the extent, and
                                                   ----------
     only to the extent, necessary to reflect the addition of each Assignee Lender, the deletion of each Assignor Lender which reduces its Proportionate Share to 0% and the resulting adjustment of Proportionate Shares arising from the purchase by each Assignee Lender of all or a portion of the rights and obligations of an Assignor Lender under this Agreement and the other Credit Documents. On or prior to the Assignment Effective Date determined pursuant to each Assignment Agreement, Borrower, at its own expense, shall execute and deliver to Agent, in exchange for the surrendered Note of the Assignor Lender thereunder, a new Note to the order of each Assignee Lender thereunder (with each new Note to be in an amount equal to the Commitment assumed by such Assignee Lender) and, if the Assignor Lender is continuing as a Lender hereunder, a new Note to the order of the Assignor Lender (with the new Note to be in an amount equal to the Commitment retained by it). Each such new Note shall be dated the Closing Date and otherwise in the form of the Note replaced thereby. The Notes surrendered by the Assignor Lender shall be returned by Agent to Borrower marked "replaced". Each Assignee Lender which was not previously a Lender hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Lender, deliver to Borrower and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

          (d)  Register.  Agent shall maintain at its address referred to in
               --------
     Paragraph 8.01 a copy of each Assignment Agreement delivered to it and a
     --------------
     register (the "Register") for the recordation of the names and addresses of
                    --------
     the Lenders and the Proportionate Shares of each Lender from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Borrower, Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loans recorded therein for all proposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e)  Registration.  Upon its receipt of an Assignment Agreement
               ------------
     executed by an Assignor Lender and an Assignee Lender (and, to the extent required by Subparagraph 8.05(c), by Borrower and Agent) together with
                 --------------------
     payment to Agent by Assignor Lender of a registration and processing fee of $4,000, Agent shall (i) promptly accept such Assignment Agreement and (ii) on the "Assignment Effective Date" determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and Borrower. Agent may, from time to time at its election, prepare and deliver to the Lenders and Borrower a revised
     Schedule I reflecting the names, addresses and respective Proportionate
     ----------
     Shares of all Lenders then parties hereto.

          (f)  Confidentiality.  Agent and the Lenders may disclose the
               ---------------
     Credit Documents and any financial or other information relating to Borrower or any Subsidiary to each other or to any potential Participant or Assignee Lender that has executed a confidentiality letter in the form of Exhibit F.
     ---------

     8.06.     Setoff; Security Interest.
               -------------------------

          (a)  Setoff.  In addition to any rights and remedies of the Lenders
               ------
     provided by law, each Lender shall have the right, with the prior consent of Agent but without prior notice to or consent of Borrower, any such notice and consent being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to setoff and apply against the Obligations any amount owing from such Lender to Borrower. The aforesaid right of set-off may be exercised by such Lender against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off may not have been exercised by such Lender at any prior time. Each Lender agrees promptly to notify Borrower after any such set-off and application made by such Lender, provided that
                                                                 --------
     the failure to give such notice shall not affect the validity of such set-off and application.

          (b)  Security Interest.  As security for the Obligations, Borrower
               -----------------
     hereby grants to Agent and each Lender, for the benefit of all Lenders, a continuing security interest in any and all deposit accounts or moneys of Borrower now or hereafter maintained with such Lender. Each Lender shall have all of the rights of a secured party with respect to such security interest.

     8.07.     No Third Party Rights.  Nothing expressed in or to be implied
               ---------------------
from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

     8.08.     Partial Invalidity.  If at any time any provision of this
               ------------------
Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

     8.09.     Jury Trial.  EACH OF BORROWER, THE LENDERS AND AGENT, TO THE
               ----------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT.

     8.10.     Counterparts.  This Agreement may be executed in any number of
               ------------
identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all proposes.

     8.11.     Confidentiality.  Each Lender shall, at or prior to the time it
               ---------------
becomes a party to this Agreement, execute and deliver to Agent and Borrower a confidentiality letter in the form of Exhibit F. Any disclosure made by any
                                      ---------
Lender in violation of any such confidentiality letter may entitle Borrower to damages or injunctive relief but shall not affect the obligations of Borrower and its Subsidiaries under this Agreement and the other Credit Documents.

                      [The first signature page follows.]

          IN WITNESS WHEREOF, Borrower, the Lenders and Agent have caused this Agreement to be executed as of the day and year first above written.

BORROWER:                     ACUSON CORPORATION
--------


                              By:__________________________________
                                 Name:_____________________________
                                 Title:____________________________


AGENT:                        ABN AMRO BANK N.V.
-----


                              By:__________________________________
                                 Name:_____________________________
                                 Title:____________________________


                              By:__________________________________
                                 Name:_____________________________
                                 Title:____________________________


LENDERS:                      ABN AMRO BANK N.V.
-------


                              By:__________________________________
                                 Name:_____________________________
                                 Title:____________________________


                              By:__________________________________
                                 Name:_____________________________
                                 Title:____________________________


                              BANQUE NATIONALE DE PARIS


                              By:__________________________________
                                 Name:_____________________________
                                 Title:____________________________

                              By:__________________________________
                                 Name:_____________________________
                                 Title:____________________________

                                  SCHEDULE I
                                  ----------

                                    LENDERS
                                    -------

                                                PROPORTIONATE
LENDER                                              SHARE*
------                                          -------------

ABN AMRO BANK N.V.                              55.00000000%
------------------

Applicable Lending Office:

ABN AMRO Bank N.V.
San Francisco International Branch
101 California Street, Suite 4550
San Francisco, CA 94111


Address for Borrowing Notices and all other notices:

ABN AMRO Bank North America, Inc.
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY 10019
Attention:  Linda Boardman
Telephone:  (212) 314-1724
Fax:  (212) 314-1709

Address for all other notices:

ABN AMRO Bank N.V.
San Francisco International Branch
101 California Street, Suite 4550
San Francisco, CA 94111
Attention:  Gina M. Brusatori
Telephone:  (415) 984-3702
Fax:  (415) 362-3524

ABN AMRO Bank N.V.
208 South LaSalle Street, Suite 1500
Chicago, IL  60604-1003
Attn:  Joseph Coriaci, Credit Administration
Telephone:  (312) 992-5118
Fax:  (312) 992-5111

Wiring Instructions:

ABN AMRO Bank N.V.
New York, New York

RT/ABA No.:  026009580
Account Name:  ABN AMRO San Francisco
Account No.:  6510010545-41
Reference:  Acuson Corporation

* To be expressed as a percentage rounded to the seventh digit to the right of the decimal point

                                                 PROPORTIONATE
LENDER                                              SHARE*
------                                          ---------------

BANQUE NATIONALE DE PARIS                       45.00000000%
-------------------------

Applicable Lending Office:

Banque Nationale de Paris
180 Montgomery Street
San Francisco, CA 94104


Address for Notices:

Banque Nationale de Paris
180 Montgomery Street
San Francisco, CA 94104
Attention:  Katherine Wolfe
Telephone:  (415) 772-1330
Fax:  (415) 296-8954


Wiring Instructions:

Federal Reserve Bank of San Francisco

RT/ABA No.:  121027234
Account Name:    Banque Nationale de Paris
                 San Francisco Branch
Reference:       Acuson Corp

* To be expressed as a percentage rounded to the seventh digit to the right of the decimal point

                                 SCHEDULE 1.01
                                 -------------

                                 PRICING GRID
                                 ------------

                                                          LIBOR Loan                Commitment
                      Funded Indebtedness/                Applicable                   Fee
   Level                  EBITDA Ratio                      Margin                  Percentage
-----------     ------------------------------      --------------------      --------------------
     1             greater than and equal to 2.0 to 1.0     1.125%                    0.250%

     2             less than 2.0 to 1.0 and                 1.500%                    0.300%
                   greater than and equal to 2.5 to 1.0

     3             less than 2.5 to 1.0 and                 1.750%                    0.375%
                   greater than and equal to 3.0 to 1.0

     4             less than 3.0 to 1.0                     2.250%                    0.450%

                                  EXPLANATION
                                  -----------

1. The Applicable Margin for each LIBOR Loan and the Commitment Fee Percentage will be set for each Margin Period and will vary depending upon whether such period is a Level 1 Period, a Level 2 Period, a Level 3 Period or a Level 4 Period.

2. The first Margin Period, which commences on the date of this Agreement and ends on May 31, 1999 will be a Level 1 Period.

3. Each Margin Period thereafter will be a Level 1 Period, a Level 2 Period, a Level 3 Period or a Level 4 Period depending upon Borrower's Funded Indebtedness/EBITDA Ratio for the most recent consecutive four-fiscal quarter period ending prior to the first day of such Margin Period.

4.   Examples:

     (a) Borrower's Funded Indebtedness/EBITDA Ratio is 2.50 for the consecutive four-fiscal quarter period ending on or about March 31, 1999. The Margin Period of June 1, 1999 August 31, 1999 will be a Level 2 Period.

     (b) Borrower's Funded Indebtedness/EBITDA Ratio is 3.00 for the consecutive four-fiscal quarter period ending on or about June 30, 1999. The Margin Period of September 1, 1999 November 30, 1999 will be a Level 3 Period.

                                    1.01-1

                                 SCHEDULE 3.01
                                 -------------

                         INITIAL CONDITIONS PRECEDENT
                         ----------------------------


A.  Principal Credit Documents.
    --------------------------

          (1) The Credit Agreement, duly executed by Borrower, each Lender and each Agent; and

          (2)  A Note payable to each Lender, each duly executed by Borrower.

B.   Borrower Corporate Documents.
     ----------------------------

          (1) The Certificate or Articles of Incorporation of Borrower, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation;

          (2) A Certificate of Good Standing (or comparable certificate) for Borrower, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation;

          (3) A certificate of the Secretary or an Assistant Secretary of Borrower, dated the Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of Borrower as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Agreement and the other Credit Documents executed or to be executed by Borrower and the consummation of the transactions contemplated hereby and thereby; and (c) that there are no proceedings for the dissolution or liquidation of Borrower;

          (4) A certificate of the Secretary or an Assistant Secretary of Borrower, dated the Closing Date, certifying the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform this Agreement, the other Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by Borrower; and

          (5) A Certificate of Good Standing for Borrower, certified as of a recent date prior to the Closing Date by the Secretary of State of California.

C.   Financial Statements, Financial Condition, Etc.
     ----------------------------------------------

          (1) A copy of the audited consolidated Financial Statements of Borrower for the fiscal year ended December 31, 1998, prepared by Arthur Anderson LLP and a copy of the unqualified opinion delivered by such accountants in connection with such Financial Statements;

                                    3.01-1

          (2) A copy of the 10-K report filed by Borrower with the Securities and Exchange Commission for the fiscal year ended December 31, 1998;

          (3) Such other financial, business and other information regarding Borrower, or any of its Subsidiaries as Agent or any Lender may reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.

D.   Opinions.  A favorable written opinion from Cooley Godward LLP, outside
     --------
counsel to Borrower, dated the Closing Date, addressed to Agent for the benefit of Agent and the Lenders, covering such legal matters as Agent or Lenders may reasonably request and otherwise in form and substance satisfactory to Agent.

E.   Other Items.
     -----------

          (1)  A duly completed and timely delivered Notice of Borrowing;

          (2)  The Disclosure Letter;

          (3) Evidence that (a) the proceeds of the initial Loan will be used to repay on the Closing Date all Indebtedness outstanding under the Prior Credit Agreement and (b) the Prior Credit Agreement has been terminated;

          (4) A copy of the Note Purchase Agreement as in effect on the Closing Date, certified by the chief financial officer of Borrower;

          (5) A certificate of the chief financial officer of Borrower, addressed to Agent and dated the Closing Date, certifying that:

               (a)    The representations and warranties set forth in Paragraph
                                                                      ---------
          4.01 and in the other Credit Documents are true and correct in all
          ----
          material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true as of such date); and

               (b) No Default has occurred and is continuing as of such date;

          (6) All fees and expenses payable to Agent and the Lenders on or prior to the Closing Date (including all fees payable to Agent pursuant to the Agent's Fee Letter and the Participation Fees);

          (7) All fees and expenses of Agent's counsel billed through the Closing Date; and

          (8) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the

                                    3.01-2
compliance with the terms and conditions contained in this Agreement and the other Credit Documents.

                                    3.01.3

                               SCHEDULE 4.01(p)
                               ----------------

                            BORROWER'S SUBSIDIARIES
                            -----------------------


Subsidiary**                                 Jurisdiction               Percent Ownership
------------                                 ------------               -----------------
Acuson Pty. Ltd.                             Australia                   100%*
Acuson Austria GesmbH                        Austria                     100%*
Acuson Belgium SA/NV                         Belgium                     100%*
Acuson Canada Ltd.                           Canada                      100%*
Acuson A/S                                   Denmark                     100%*
Acuson OY                                    Finland                     100%*
Acuson SARL                                  France                      100%*
Acuson GmbH                                  Germany                     100%*
Acuson Hong Kong Ltd.                        Hong Kong                   100%*
Acuson SpA                                   Italy                       100%*
Acuson Nippon KK                             Japan                       100%*
Acuson BV                                    The Netherlands             100%*
Acuson New Zealand                           New Zealand                 100%*
Acuson A/S                                   Norway                      100%*
Acuson Singapore Pte. Ltd.                   Singapore                   100%*
Acuson Iberica SA                            Spain                       100%*
Acuson AB                                    Sweden                      100%*
Acuson Ltd.                                  United Kingdom              100%*
Acuson Foreign Sales Corporation             Virgin Islands              100%
Acuson International Sales Corporation       California                  100%
Acuson Worldwide Sales Ltd.                  California                  100%
Sound Technology, Inc.                       Pennsylvania                100%


* A small number of shares may have been issued to local individuals for the purpose of establishing and qualifying one or more of such subsidiaries in the applicable foreign jurisdiction.

**   Each of the above listed subsidiaries is directly owned by Borrower.


                                 4.01(p)-1

                               SCHEDULE 5.02(a)
                               ----------------

                             EXISTING INDEBTEDNESS
                             ---------------------


As of the Closing Date, Borrower has outstanding the aggregate principal amount of seventy-five million dollars ($75,000,000). This represents the proceeds from Borrower's issuance of its Series A Notes and Series B Notes pursuant to the Note Purchase Agreement.

                                 5.02(a)-1

                               SCHEDULE 5.02(b)
                               ----------------

                                EXISTING LIENS
                                --------------

                                     None

                                 5.02(b)-1

                               SCHEDULE 5.02(e)
                               ----------------

                             EXISTING INVESTMENTS
                             --------------------

                                     None

                                   5.02(e)-1

                                   EXHIBIT A
                                   ---------

                              NOTICE OF BORROWING
                              -------------------

                                    [Date]

ABN AMRO Bank N.V.
 as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

   1. Reference is made to that certain Credit Agreement, dated as of April 9, 1999 (the "Credit Agreement"), among Acuson Corporation ("Borrower"), the
           ----------------                               --------
financial institutions listed in Schedule I to the Credit Agreement (the
                                 ----------
"Lenders") and ABN AMRO Bank N.V., as agent for the Lenders (in such capacity,
--------
"Agent"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

   2.  Pursuant to Paragraph 2.02 of the Credit Agreement, Borrower hereby
                   --------------
irrevocably requests a Borrowing upon the following terms:

       (a) The principal amount of the requested Borrowing is to be $__________;

       (b) The requested Borrowing is to consist of ["Base Rate" or "LIBOR"] Loans;

       (c) If the requested Borrowing is to consist of LIBOR Loans, the initial Interest Period for such Loans will be __________ [days (not less than seven
   (7))] [months]; and

       (d) The date of the requested Borrowing is to be __________, ____.

   3. Borrower hereby certifies to Agent and the Lenders that, on the date of this Notice of Borrowing and after giving effect to the requested Borrowing:

       (a) The representations and warranties of Borrower set forth in Paragraph
                                                                       ---------
   4.01 of the Credit Agreement and in the other Credit Documents are true and
   ----
   correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

       (b) No Default has occurred and is continuing; and

       (c) All of the Credit Documents are in full force and effect.

   4.  Please disburse the proceeds of the requested Borrowing to____________
______________________.

   IN WITNESS WHEREOF, Borrower has executed this Notice of Borrowing on the date set forth above.

                              ACUSON CORPORATION


                              By:_______________________________
                                 Name:__________________________
                                 Title:_________________________

                                   EXHIBIT B
                                   ---------

                      NOTICE OF INTEREST PERIOD SELECTION
                      -----------------------------------

                                    [Date]

ABN AMRO Bank N.V.
 as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman


          1. Reference is made to that certain Credit Agreement, dated as of April 9, 1999 (the "Credit Agreement"), among Acuson Corporation ("Borrower"),
                    ----------------                               --------
the financial institutions listed in Schedule I to the Credit Agreement (the
                                     ----------
"Lenders") and ABN AMRO Bank N.V., as agent for the Lenders (in such capacity,
--------
"Agent").  Unless otherwise indicated, all terms defined in the Credit Agreement
------
have the same respective meanings when used herein.

          2.  Pursuant to Subparagraph 2.04(b) of the Credit Agreement, Borrower
                          --------------------
hereby irrevocably selects a new Interest Period for a Borrowing as follows:

               (a) The Borrowing for which a new Interest Period is to be selected consists of LIBOR Loans in the aggregate principal amount of $__________ which were initially advanced to Borrower on __________, ____;

               (b) The last day of the current Interest Period for such Loans is ___________, ____; and

               (c) The next Interest Period for such Loans commencing upon the last day of the current Interest Period is to be _________ [days (not less than seven (7))] [months].

          3. Borrower hereby certifies to the Agent and the Lenders that, on the date of this Notice of Interest Period Selection, and after giving effect to the requested selection:

               (a) The representations and warranties of Borrower set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents
     --------------
     are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

               (b) No Default has occurred and is continuing; and

               (c) All of the Credit Documents are in full force and effect.

      IN WITNESS WHEREOF, Borrower has executed this Notice of Interest Period Selection on the date set forth above.

                              ACUSON CORPORATION


                              By:_______________________________
                                 Name:__________________________
                                 Title:_________________________

                                   EXHIBIT C
                                   ---------

                                     NOTE
                                     ----

$______________                              ____________________, __________
                                                        ________________,____

          FOR VALUE RECEIVED, ACUSON CORPORATION, a Delaware corporation ("Borrower"), hereby promises to pay to the order of _______________________, a
  --------
_____________________ ("Lender"), the principal sum of_________________________
                        ------
DOLLARS ($__________) or such lesser amount as shall equal the aggregate outstanding principal balance of the Loans made by Lender to Borrower pursuant to the Credit Agreement referred to below (as amended from time to time, the "Credit Agreement"), on or before the Maturity Date specified in the Credit
 ----------------
Agreement; and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Credit Agreement.

          Borrower shall make all payments hereunder, for the account of Lender's Applicable Lending Office, to Agent as indicated in the Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

          Borrower hereby authorizes Lender to record on the schedule(s) annexed to this note the date and amount of each Loan and of each payment or prepayment of principal made by Borrower and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that
                                                      -----------------
the failure of Lender to make any such notation shall not affect Borrower's obligations hereunder.

          This note is one of the Notes referred to in the Credit Agreement, dated as of April 9, 1999, among Borrower, Lender and the other financial institutions from time to time parties thereto (collectively, the "Lenders") and
                                                                   -------
ABN AMRO Bank N.V., as agent for the Lenders. This note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein. Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

          The transfer, sale or assignment of any rights under or interest in this note is subject to certain restrictions contained in the Credit Agreement, including Paragraph 8.05 thereof.
          --------------

          Borrower shall pay all reasonable fees and expenses, including reasonable attorneys' fees, incurred by Lender in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due.
Borrower hereby waives notice of presentment, demand, protest or notice of any other kind. This note shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                              ACUSON CORPORATION


                              By:_______________________________

                                 Name:__________________________
                                 Title:_________________________

                        LOANS AND PAYMENTS OF PRINCIPAL



------------------------------------------------------------------------------------------------------------
Date           Type of           Amount of       Interest        Amount of        Unpaid         Notation
               Loan              Loan            Period          Principal        Principal      Made By
                                                                 Paid or          Balance
                                                                 Prepaid
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                   EXHIBIT D
                                   ---------

                               INVESTMENT POLICY
                               -----------------



PURPOSE

The purpose of this policy is to establish the responsibility, authority, and guidelines for the investment of the surplus cash of Acuson Corporation (the "Company"). Surplus cash is defined as those funds exceeding the operating requirements of the Company and not immediately required for working capital or financial obligations.

SCOPE

This policy shall apply to Acuson Corporation and all of its subsidiaries. When applicable, and in a separate Addendum, additional guidelines and/or variations on this policy will be included for funds managed by outside Investment Managers. This investment policy will be reviewed annually by the Chief Financial Officer to ensure that it remains consistent with the overall objectives of Acuson Corporation and with current financial trends.

OBJECTIVES

The basic objectives of the Company's investment program, in order of priority, are:

     1. Safety and preservation of principal by investing in a high quality and a well-diversified portfolio of marketable securities.

     2. Liquidity of investments that is sufficient to meet the Company's cash flow requirements.

     3. Attainment of the highest after-tax market rate of return on invested funds that is consistent with the above stated objectives and prudent risk tolerance.

Proper fiduciary control of all Company investments will be maintained while avoiding inappropriate concentration of investments.

RESPONSIBILITY

The Chiefs Financial Officer of the Company shall have oversight responsibility for the cash investments of the Company, shall be responsible for directing and interpreting this policy, and shall ensure conformance to this policy. The Treasury Department will be responsible for the investment of cash for the Company. The Chief Financial Officer of the Company together with one additional person, if required and as designated by the Board of Directors, will have authority to (1) open accounts with broker/dealers and banks, (2) establish accounts or other arrangements for the custody of securities, (3) execute as necessary documents required by broker/dealers, banks, and custodians, (4) select and change external investments managers, (5) monitor investment results of all outside investment managers, as well as results of any in-house investments activities, and (6) execute the investment policy as well as designate those who can execute it.

The Chief Financial Officer, Treasurer, Assistant Treasurer, and Treasury Manager shall each individually have the authority to purchase and sell securities in the name of Acuson Corporation and on its behalf within the guidelines set forth in this policy.

The Chief Financial Officer and Treasurer must approve any exceptions to this policy in writing.

POLICY

Eligible Investments and Credit Quality
---------------------------------------

Investments of surplus cash of the Company will be limited to the following categories

     United States Government - Marketable securities which are direct obligations of the United States or are issues by or guaranteed as to principal end interest by the U.S. government and supported by the full faith and credit of the United States.

     United States Government Agency Securities - Debt securities issued by U.S. government-sponsored enterprises, Federal agencies, and certain international institutions which are not direct obligations of the United States but which involve government sponsorship and are fully guaranteed by U.S. government agencies or enterprises.

     Municipal Obligations - Direct obligations of and obligations fully guaranteed by a state, territory, or possession of the United States, including the District of Columbia, or any political subdivision of any of the foregoing, including any county or other local government body within the U.S. which have a short-term rating of at least SP-1 by Standard and Poor's or MIG-1 by Moody's or their equivalent and a medium and longer term rating of at least AA by Standard and Poor's or Aa by Moody's or their equivalent. Such investments are limited to tax-exempt commercial paper, short-term notes, bond anticipation notes, tax anticipation notes, revenue anticipation notes, general obligation notes or bonds, variable rate demand notes, revenue bonds, put bonds, and weekly floaters. Auction rate municipal notes and bonds, which are sold using the Dutch auction rate reset mechanism, must have a rating of at least AAA by Standard and Poor's or Aaa by Moody's or their equivalent.

     In order to meet the credit requirements of this policy, municipal securities may include credit enhancements such as (i) an irrevocable and unconditional bank letter of credit that is rated A-l by Standard and Poor's or P-1 by Moody's or their equivalent rating, (ii) insurance provided by AMBAC Indemnity Corp. (AMBAC), Financial Guaranty Insurance Corporation (FGIC), Financial Security Assurance, Inc. (FSA), or Municipal Bond Investors Assurance (MBIA), or (iii) be backed by an escrow account of U.S. treasury securities.

     Pre-refunded municipal securities, which are not rated but which are fully collateralized by U.S. Treasury securities to cover principal and interest payments, are also eligible investments.

     Bank Money Market Instruments - Obligations of both domestic and foreign commercial banks that have a minimum International Bank Credit Analysts
     (IBCA) rating of A-1 or its equivalent. Such obligations may include, but are not limited to, bank time deposits (domestic and Euro), negotiable certificates of deposit (domestic, Yankee, and Euro), banker's acceptances, and deposits placed with offshore branches of approved banks (Euro CD's and TD's).

     Corporate Debt Instruments All commercial paper and other short term, unsecured promissory notes issued by corporations or financial institutions including but not limited to: master notes, asset-backed notes, medium-term notes, deposit notes, Eurodollar notes, and Yankee notes. All such debt instruments must have a short-term rating of at least A-1 by Standard & Poor's or P-l by Moody's or their equivalent and a long-term debt rating of at least A by Standard & Poor's or by Moody's or their equivalent.

     Repurchase Agreements Collateralized loans by Acuson Corporation with financial institutions, which have been, elected primary government security dealers by the Federal Reserve. These investments must be secured by having the securities transferred to the Company's custodian. Such investments must always be fully collateralized by U.S. Treasury or U.S. government agency obligations and such collateral must be market priced greater than the invested amount at the time of purchase.

     Money Market Mutual Funds - Shares of open-ended investment companies registered under the Investment Company Act of 1940, as amended. The investments of such funds should comply with the SEC regulations under Rule 2a-7 and the fund should maintain a constant net asset value, offer daily liquidity, and the weighted average maturity of the fund should not exceed 90 days.

     Derivatives - For the purpose of either hedging interest rate exposure or creating a synthetic security as outlined in the investment policy; the following instruments can be used: futures, options, swaps, caps, floors, collars and forward rate agreements. In no case, can derivatives be used to create a leveraged position. Notional amounts associated with derivative position must be one-to-one (dollar for dollar) or at a level that is commensurate with the interest rate risk being managed.

Diversification
---------------

Investments within the portfolio will be diversified to avoid undue concentration of risk. The following concentration limits shall apply:

1.  There are no limits on securities of the U.S. government and its agencies.

2. Up to 50% of the portfolio may be invested in municipal securities, subject to the other diversification limits of this section.

3. No more than $5 million or 10% of the portfolio, whichever is greater, will be invested with any one issuer.

4. No more than 25% of the portfolio will be invested in a single industry, except for financial institutions, which may be up to 50% of the portfolio.

5. No more than 25% of the portfolio will be invested in issuers of any one sovereignty outside the United States.

6. No more than 50% of the portfolio will be invested in Dutch auction municipal securities.


Maturity
--------

All individual securities in the portfolio shall have a maturity of 36 months or less, except repurchase agreements which shall have a maturity of 14 days or less.

The duration of the portfolio shall be consistent with the cash needs of the Company but in no case will it exceed 18 months. Duration: A measure of the
                                                  --------
average life of a bond defined as the weighted average of the times until each payment is made, with weights proportional to the present value of the payment.

A maturity, by definition, shall include puts, announced calls, auctions, or other structural features which will allow the Company to redeem the investment at a quantifiable price prior to the stated final maturity consistent with preservation of capital and liquidity requirements.

Marketability
-------------

All holdings in the portfolio, except for those instruments which can be classified as cash and cash equivalent, should be of sufficient size and in issues that are actively trades to minimize transaction costs and to facilitate accurate market valuation. When the total portfolio falls below $25 million the above diversification limits may be exceeded upon approval by the Chief Financial Officer in order to avoid having several small investments that are not really marketable or that have yields below market rates.

Credit Downgrade
----------------

The Chief Financial Officer shall be notified immediately if any investment that met the criteria of this policy at the time of purchase is subsequently downgraded by Standard & Poor's, Moody's or an equivalent rating agency. After reviewing all relevant factors, the Chief Financial Officer will confirm in writing the action to be taken.

Subsidiaries
------------

Investment by subsidiaries of the Company shall be limited to interest bearing deposits or similar investments in the local currency of the subsidiary at the bank or branch of the bank where the subsidiary has an existing account that has been previously approved by the Chief Financial Officer. These instruments must be direct obligations of the bank, be executed only by the persons who have signatory authority on the accounts at the bank, and have a maturity not greater than 90 days.

Currencies
----------

All eligible investments will be denominated in United States dollars or in the functional currencies of the Company and its subsidiaries. No security purchased can have currency exposure.

Trading
-------

Investments will be made with the intention of holding them to maturity. However, investments may be sold prior to maturity to preserve capital or to provide required liquidity.

Trading securities is permitted to realize capital gains and losses within the context of maximizing after-tax return, but this is not the primary goal or function of the policy.

To attain the best prices in the secondary markets, a minimum of two bids will be solicited for every security offered for sale.

All purchases and sales will be done in the name of the Company with the approved brokers, dealers, and banks.

For accounting purposes, all investments shall be deemed to be in the "Available for Sale" category, as defined under Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

Borrowing
---------

The Company shall not borrow funds from any institution for speculative purposes. The Company shall not enter into reverse repurchase agreements or purchase securities on margin for the purpose of leveraging the portfolio.

Financial Institutions
----------------------

The purchase and sale of securities investments and the subsequent custody or safekeeping of purchased investments may only be handled through an Approved Financial Institution as outlined below:



        Type of institution          Criteria

A.      Commercial Banks             Ranked within the top 100 worldwide by
                                     assets and ranked A or better by Standard &
                                     Poor's and Moody's

B.      Investment Banks and         Primary dealer in U.S. Government
        Broker/Dealers               securities and rated (on a stand-alone
                                     basis or through its parent) A or better by Standard & Poor's and Moody's; otherwise all securities must be delivered to Acuson's securities safekeeping account,

C.      Investment Management        As specifically approved by the Chief
        Companies                    Financial Officer and the Treasurer


CONTROLS

A third party custodian who will accept all investments made by the Company will hold all remarketable securities in the portfolio in a custodial account. Confirmation of all trades will be sent to a person who does not have investment authority and all trades will be reconciled on a monthly basis to the custody account statements and to the in-house transaction log or the monthly statements from the outside investment managers.

ACCOUNTING & TAX

Corporate Treasury will be responsible for obtaining the opinion of both the Tax and Accounting Departments in reference to any proposed derivative transaction. The opinion(s) provided should encompass but not be limited to FAS 133 and FAS 115 as well as any tax consequence(s) that will result from a contemplated transaction.

Although neither the Tax nor the Accounting Department will need to sign off on the transaction itself, their guidance in terms of tax and/or accounting treatment must be clearly articulated by the Treasurer to the CFO before any transaction is consummated.

REPORTS

For portfolio investments handled in-house, a daily transaction log, sequentially numbered, that records all pertinent information related to each investment, will be prepared and maintained. On a monthly basis, reports that provide detailed information about the composition of the portfolio will be prepared and maintained. These reports will be sent to the Chief Financial Officer and Treasurer. In addition, monthly reports which provide all the pertinent investment and income information will be prepared and given to General Accounting for inclusion is the accounts and records of the Company.

For portfolio investments handled by outside managers, monthly reports will be provided to the Company on a timely basis which provide detailed information about each individual investment in the portfolio including appropriate income information. This information will be reviewed by the Treasury Department and included in the monthly reporting package sent to the Chief Financial Officer and Treasurer. An additional copy will be given to General Accounting for inclusion in the accounts and records of the Company.

                                   EXHIBIT E
                                   ---------

                             ASSIGNMENT AGREEMENT
                             --------------------

     THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, by and among:

          (1) The bank designated under item A of Attachment 1 hereto as the
                                                  ------------
     Assignor Lender ("Assignor Lender"); and
                       ---------------

          (2) Each bank designated under item B of Attachment 1 hereto as an
                                                   ------------
     Assignee Lender (individually, an "Assignee Lender").
                                        ---------------

                                   RECITALS
                                   --------

     A. Assignor Lender is one of the lenders which is a party to the Credit Agreement dated as of April 9, 1999, by and among Acuson Corporation ("Borrower,") Assignor Lender and the other financial institutions parties
  --------
thereto (collectively, the "Lenders") and ABN AMRO Bank N.V., as agent for the
                            -------
Lenders (in such capacity, "Agent").  (Such credit agreement, as amended,
                            -----
supplemented or otherwise modified in accordance with its terms from time to time to be referred to herein as the "Credit Agreement").
                                      ----------------

     B. Assignor Lender wishes to sell, and Assignee Lender wishes to purchase, all or a portion of Assignor Lender's rights under the Credit Agreement pursuant to Subparagraph 8.05(c) of the Credit Agreement.

                                   AGREEMENT
                                   ---------

     Now, therefore, the parties hereto hereby agree as follows:

     1.  Definitions.  Except as otherwise defined in this Assignment Agreement,
         -----------
all capitalized terms used herein and defined in the Credit Agreement have the respective meanings given to those terms in the Credit Agreement.

     2.  Sale and Assignment.  Subject to the terms and conditions of this
         -------------------
Assignment Agreement, Assignor Lender hereby agrees to sell, assign and delegate to each Assignee Lender and each Assignee Lender hereby agrees to purchase, accept and assume the rights, obligations and duties of a Lender under the Credit Agreement and the other Credit Documents equal to the Proportionate Share set forth under the caption "Proportionate Share Transferred" opposite such Assignee Lender's name on Attachment 1 hereto. Such sale, assignment and
                          ------------
delegation shall become effective on the date designated in Attachment 1 hereto
                                                            ------------
(the "Assignment Effective Date"), which date shall be, unless Agent shall
      -------------------------
otherwise consent, at least five (5) Business Days after the date following the date counterparts of this Assignment Agreement are delivered to Agent in accordance with Paragraph 3 hereof.

     3. Assignment Effective Notice. Upon (a) receipt by Agent of five (5) counterparts of this Assignment Agreement (to each of which is attached a fully completed Attachment 1), each of which has been executed by Assignor Lender and
          ------------
each Assignee Lender (and, to the extent required by Subparagraph 8.05(c) of the
                                                     ---------------------------
Credit Agreement, by Borrower and Agent) and (b) payment to Agent of the
----------------
registration and processing fee specified in Subparagraph 8.05(e) of the Credit
                                             ----------------------------------
Agreement by Assignor Lender, Agent will transmit to Borrower, Assignor Lender
---------
and each Assignee Lender an Assignment Effective Notice substantially in the form of Attachment 2 hereto, fully completed (an "Assignment Effective Notice").
        ------------                              ---------------------------

     4.  Assignment Effective Date.  At or before 12:00 noon (local time of
         -------------------------
Assignor Lender) on the Assignment Effective Date, each Assignee Lender shall pay to Assignor Lender, in immediately available or same day funds, an amount equal to the purchase price, as agreed between Assignor Lender and such Assignee Lender (the "Purchase Price"), for the Proportionate Share purchased by such
             --------------
Assignee Lender hereunder. Effective upon receipt by Assignor Lender of the Purchase Price payable by each Assignee Lender, the sale, assignment and delegation to such Assignee Lender of such Proportionate Share as described in Paragraph 2 hereof shall become effective.
-----------

     5.  Payments After the Assignment Effective Date.  Assignor Lender and each
         --------------------------------------------
Assignee Lender hereby agree that Agent shall, and hereby authorize and direct Agent to, allocate amounts payable under the Credit Agreement and the other Credit Documents as follows:

         (a) All principal payments made after the Assignment Effective Date with respect to each Proportionate Share assigned to an Assignee Lender pursuant to this Assignment Agreement shall be payable to such Assignee Lender.

         (b) All interest, fees and other amounts accrued after the Assignment Effective Date with respect to each Proportionate Share assigned to an Assignee Lender pursuant to this Assignment Agreement shall be payable to such Assignee Lender.

Assignor Lender and each Assignee Lender shall make any separate arrangements between themselves which they deem appropriate with respect to payments between them of amounts paid under the Credit Documents on account of the Proportionate Share assigned to such Assignee Lender, and neither Agent nor Borrower shall have any responsibility to effect or carry out such separate arrangements.

     6.  Delivery of Notes.  On or prior to the Assignment Effective Date,
         -----------------
Assignor Lender will deliver to Agent the Notes payable to Assignor Lender. On or prior to the Assignment Effective Date, Borrower will deliver to Agent new Notes for each Assignee Lender and Assignor Lender, in each case in principal amounts reflecting, in accordance with the Credit Agreement, their respective Commitments (as adjusted pursuant to this Assignment Agreement). As provided in Subparagraph 8.05(c) of the Credit Agreement, each such new Note shall be dated
--------------------------------------------
the Closing Date. Promptly after the Assignment Effective Date, Agent will send to each of Assignor Lender and the Assignee Lenders its new Notes and will send to Borrower the superseded Note payable to Assignor Lender, marked "Replaced."

     7.  Delivery of Copies of Credit Documents.  Concurrently with the
         --------------------------------------
execution and delivery hereof, Assignor Lender will provide to each Assignee Lender (if it is not already a Lender party to the Credit Agreement) conformed copies of all documents delivered to Assignor Lender on or prior to the Closing Date in satisfaction of the conditions precedent set forth in the Credit Agreement.

     8.  Further Assurances.  Each of the parties to this Assignment Agreement
         ------------------
agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

     9.  Further Representations, Warranties and Covenants.  Assignor Lender and
         -------------------------------------------------
each Assignee Lender further represent and warrant to and covenant with each other, Agent and the Lenders as follows:

         (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Assignor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents furnished.

         (b) Assignor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any of its obligations under the Credit Agreement or any other Credit Documents.

         (c) Each Assignee Lender confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement.

         (d) Each Assignee Lender will, independently and without reliance upon Agent, Assignor Lender or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents.

         (e) Each Assignee Lender appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as Agent is authorized to exercise by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section VII of the Credit
                                                -------------------------
     Agreement.
     ---------

         (f) Each Assignee Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

          (g) Attachment 1 hereto sets forth administrative information with
              ------------
     respect to each Assignee Lender.

     10.  Effect of this Assignment Agreement.  On and after the Assignment
          -----------------------------------
Effective Date, (a) each Assignee Lender shall be a Lender with a Proportionate Share equal to the Proportionate Share set forth under the caption "Proportionate Share After Assignment" opposite such Assignee Lender's name on Attachment 1 hereto and shall have the rights, duties and obligations of such a
------------
Lender under the Credit Agreement and the other Credit Documents and (b) Assignor Lender shall be a Lender with a Proportionate Share equal to the Proportionate Share set forth under the caption "Proportionate Share After Assignment" opposite Assignor Lender's name on Attachment 1 hereto and shall
                                               ------------
have the rights, duties and obligations of such a Lender under the Credit Agreement and the other Credit Documents, or, if the Proportionate Share of Assignor Lender has been reduced to 0%, Assignor Lender shall cease to be a Lender and shall have no further obligation to make any Loans.

     11.  Miscellaneous.  This Assignment Agreement shall be governed by, and
          -------------
construed in accordance with, the laws of the State of California. Paragraph headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in Attachment 1 hereto.
                  ------------

                              ______________________________, as
                              Assignor Lender

                              By:_______________________________
                                 Name:__________________________
                                 Title:_________________________


                              __________________________________, as an
                              Assignee Lender


                              By:_______________________________
                                 Name:__________________________
                                 Title:_________________________


                              __________________________________, as an
                              Assignee Lender


                              By:_______________________________
                                 Name:__________________________
                                 Title:_________________________

                              __________________________________, as an
                              Assignee Lender

                              By:_______________________________
                                 Name:__________________________
                                 Title:_________________________

CONSENTED TO AND ACKNOWLEDGED BY:

ACUSON CORPORATION


By:_________________________________
  Name:_____________________________
  Title:____________________________


____________________________________,
 As Agent


By:_________________________________
  Name:_____________________________
  Title:____________________________


ACCEPTED FOR RECORDATION
 IN REGISTER:


____________________________________,
  As Agent


By:_________________________________
  Name:_____________________________
  Title:____________________________

                                  ATTACHMENT 1
                            TO ASSIGNMENT AGREEMENT
                            -----------------------

                   NAMES, ADDRESSES AND PROPORTIONATE SHARES
                    OF ASSIGNOR LENDER AND ASSIGNEE LENDERS
                         AND ASSIGNMENT EFFECTIVE DATE

                             ______________, ____

                                       Proportionate         Proportionate
                                           Share              Share After
A.  ASSIGNOR LENDER                  Transferred/1/,/2/      Assignment/1/
                                     -----------------       -------------

    ________________                 _________________%      _____________%


    Applicable Lending Office:

    _____________________________
    _____________________________
    _____________________________
    _____________________________


    Address for notices:

    _____________________________
    _____________________________
    _____________________________
    _____________________________
    Telephone No:________________
    Telecopier No:_______________


    Wiring Instructions:

    _____________________________
    _____________________________



_______________________
1 To be expressed by a percentage rounded to the seventh-digit to the right of the decimal point.
2 Share of Total Commitment sold by Assignor Lender, and share of Total Commitment purchases by Assignee Lender.

                                    E(1)-1

                                      Proportionate           Proportionate
                                          Share                Share After
B.  ASSIGNEE LENDERS                Transferred/1/,/2/        Assignment/1/
    ----------------                -----------------         ------------

    ____________________            _________________%        _____________%

    Applicable Lending Office:

    ________________________________
    ________________________________
    ________________________________
    ________________________________

    Address for notices:

    ________________________________
    ________________________________
    ________________________________
    ________________________________
    Telephone No:___________________
    Telecopier No:__________________

    Wiring Instructions:

    ________________________________
    ________________________________




_______________________
1 To be expressed by a percentage rounded to the seventh-digit to the right of the decimal point.
2 Share of Total Commitment sold by Assignor Lender, and share of Total Commitment purchases by Assignee Lender.

                                    E(1)-2

                                   Proportionate               Proportionate
                                       Share                    Share After
B.  ASSIGNEE LENDERS              Transferred/1/,/2/           Assignment/1/
    ----------------              ------------------           -------------
      (cont.d)
    ________________              __________________%          ______________%


    Applicable Lending Office:

    ____________________________
    ____________________________
    ____________________________
    ____________________________


    Address for notices:

    ____________________________
    ____________________________
    ____________________________
    ____________________________
    Telephone No:_______________
    Telecopier No:______________


    Wiring Instructions:

    ____________________________
    ____________________________


C.  ASSIGNMENT EFFECTIVE DATE:
    -------------------------

    ____________________ ,___




_______________________
1 To be expressed by a percentage rounded to the seventh-digit to the right of the decimal point.
2 Share of Total Commitment sold by Assignor Lender, and share of Total Commitment purchases by Assignee Lender.

                                    E(1)-3

                                 ATTACHMENT 2
                            TO ASSIGNMENT AGREEMENT
                            -----------------------

                                    FORM OF
                          ASSIGNMENT EFFECTIVE NOTICE
                          ---------------------------

     Reference is made to the Credit Agreement, dated as of April 9, 1999, among Acuson Corporation ("Borrower"), the financial institutions parties thereto (the
                     --------
"Lenders") and ABN AMRO Bank N.V., as agent for the Lenders (in such capacity,
 -------
"Agent").  Agent hereby acknowledges receipt of five executed counterparts of a
------
completed Assignment Agreement, a copy of which is attached hereto.  [Note:
Attach copy of Assignment Agreement.] Terms defined in such Assignment Agreement are used herein as therein defined.

     1. Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date will be __________.

     2. Pursuant to such Assignment Agreement, Assignor Lender is required to deliver to Agent on or before the Assignment Effective Date the Notes payable to Assignor Lender.

     3. Pursuant to such Assignment Agreement, Borrower is required to deliver to Agent on or before the Assignment Effective Date the following Notes, each dated ________________ [Insert appropriate date]:

     [Describe each new Note for Assignor Lender and each Assignee Lender as to principal amount.]

     4. Pursuant to such Assignment Agreement, each Assignee Lender is required to pay its Purchase Price to Assignor Lender at or before 12:00 Noon on the Assignment Effective Date in immediately available funds.

                                        Very truly yours,

                                        ABN AMRO BANK N.V.
                                          as Agent



                                        By:__________________________
                                           Name:_____________________
                                           Title:____________________

                                    E(2)-1

                                   EXHIBIT F
                                   ---------

                            CONFIDENTIALITY LETTER
                            ----------------------

                              [Lender letterhead]

                                    [Date]

Acuson Corporation
1220 Charleston Road
Mountain View, CA  94043
Attn:  Treasurer

     Re: Credit Agreement dated as of April 9, 1999 (the "Credit Agreement") among Acuson Corporation ("Borrower"), the financial institutions parties thereto (the "Lenders") and ABN AMRO Bank N.V., as agent for the Lenders ("Agent") - Confidentiality Agreement

Ladies and Gentlemen:

     In order to permit ____________________ ("Lender") to evaluate the business
                                               ------
and financial prospects and condition of Borrower in connection with Lender's [proposed] participation as a [Lender][participant] in the Credit Agreement, Borrower, Agent or another Lender may have made or may hereafter make available to Lender certain confidential financial information and other non-public information relating to Borrower (the "Confidential Information"). This letter
                                       ------------------------
agreement sets out the understandings between Lender and Borrower with respect Lender's treatment and control of the Confidential Information.

     Lender will use the Confidential Information solely in connection with the Credit Agreement, including Lender's determination of whether to become a [party to][participant under] the Credit Agreement. Lender will endeavor in good faith to maintain the confidentiality of the Confidential Information and, except as provided below, will exercise reasonable efforts to prevent the disclosure of the Confidential Information to third parties or to Lender's officers, employees and agents except those officers, employees and agents who need to know in connection with the purpose set forth in the first sentence of this paragraph. If Lender elects not to participate in the Credit Agreement, Lender will promptly return or destroy all Confidential Information (including any copies, extracts, or summaries) if requested to do so by Borrower at any time after discussions have been terminated and before Lender has become obligated to participate in the Credit Agreement, provided that Lender may retain such Confidential Information (subject to the obligations contained herein) as it deems necessary in order to comply with ordinary and customary retention requirements of financial institutions, sound banking practices and audit and examination requirements.

     Notwithstanding anything in this letter agreement to the contrary, Confidential Information shall not include information that either (a) is in the public domain or the knowledge or possession of Lender on a non-confidential basis when disclosed to Lender or becomes part of the public domain after disclosure to Lender through no fault of Lender, or (b) is disclosed to Lender by a third party, provided Lender does not have actual knowledge that such third party is prohibited from disclosing such information.

     The terms of this letter agreement shall not apply to disclosure of Confidential Information that is, in the good faith opinion of Lender, compelled by laws, regulations, rules, orders, or legal process or proceedings, provided that Lender uses reasonable efforts to give Borrower sufficient notice to permit Borrower to seek an order restraining such disclosure, or is disclosed to (a) any party, including a prospective assignee or participant, that has signed a confidentiality agreement containing terms substantially similar to those contained herein, (b) legal counsel, examiners, auditors, and directors of Lender and examiners, auditors, and investigators having regulatory authority over Lender, or (c) any party in connection with the excise of remedies by Lender (or Agent on behalf of Lenders) after the occurrence of any "Event of Default" as defined in the Credit Agreement.

     It is agreed that money damages would not be a sufficient remedy for breach of this letter agreement by Lender and that Borrower shall be entitled to specific performance or other equitable relief as a remedy for any such breach. Such remedy shall not be deemed to be the exclusive remedy for Lender's breach of this letter agreement but shall be in addition to all other remedies available at law or equity to Borrower. Lender agrees that the provisions of this letter agreement shall be deemed to apply, with equal force and effect, to any of Lender's representatives, affiliates, or associates and that Lender shall be responsible for any breach of the provisions of this letter agreement by any of its directors, officers, employees, affiliates, or associates.

     This letter agreement shall be governed by and be construed in accordance with the laws of the State of California (excluding the choice of law rules thereof) and is binding upon the successors and assigns of Lender and Borrower. This letter agreement supersedes any prior agreements between Borrower and Lender regarding confidential information furnished to Lender in connection with the Credit Agreement.

                                         Very truly yours,

                                         [Lender name]

                                         By____________________________
                                            Name:______________________
                                            Title:_____________________

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